SEI INDEX FUNDS

FEBRUARY 26, 1996
--------------------------------------------------------------------------------

S&P 500 INDEX PORTFOLIO

--------------------------------------------------------------------------------

This Prospectus sets forth concisely information about the above-referenced Portfolio that an investor needs to know before investing. Please read this Prospectus carefully, and keep it on file for future reference.

A Statement of Additional Information dated July 31, 1995 has been filed with the Securities and Exchange Commission and is available upon request and without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734. The Statement of Additional Information is incorporated into this Prospectus by reference.

SEI Index Funds (the "Trust") is an open-end investment management company that offers financial institutions a convenient means of investing their own funds or funds for which they act in a fiduciary, agency or custodial capacity in professionally managed diversified portfolios of securities. Each Portfolio may offer separate classes of shares that differ from each other primarily in the allocation of certain distribution expenses. This Prospectus offers Class E shares of the Trust's S&P 500 Index Portfolio (the "Portfolio").
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE TRUST'S SHARES ARE NOT FEDERALLY IN-SURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RE-SERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
--------------------------------------------------------------------------------

                                                 S&P 500
                                                  INDEX
                                                 -------
Management/Advisory Fees (after fee waiver) /1/   .15%
12b-1 Fees                                        .20%
Other Expenses                                    .05%
--------------------------------------------------------
Total Operating Expenses (after waiver) /2/       .40%
--------------------------------------------------------

1 The Manager has waived, on a voluntary basis, a portion of its fee, and the management/advisory fees shown reflect this voluntary waiver. The Manager reserves the right to terminate its waiver at any time in its sole discretion. Absent such fee waiver, management/advisory fees for the Portfolio would be .25%.


2 Absent the voluntary fee waivers described above, total operating expenses for the Portfolio would be .50%. Additional information may be found under "The Manager and Shareholder Servicing Agent."

EXAMPLE
--------------------------------------------------------------------------------
An investor in a Portfolio would pay
the following expenses on a $1,000
investment assuming (1) 5% annual re-
turn and (2) redemption at the end of
each time period:

     1YR. 3YRS. 5YRS. 10YRS.
     ---- ----- ----- ------
     $ 4   $13   $22   $51
----------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in shares of the Portfolio. A person who purchases shares through a financial institution may be charged separate fees by that institution. The information set forth in the foregoing table and example relates only to the Portfolio's Class E shares (a class of shares of the Portfolio). The Portfolio also offers Class A shares which are subject to the same expenses, except there are different distribution costs. Additional Information may be found under "The Manager and Shareholder Servicing Agent," "The Adviser" and "Distribution."

FINANCIAL HIGHLIGHTS ___________________________________________________________

The following financial highlights, for a share outstanding throughout each period, have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto, which are included in the Trust's Statement of Additional Information and which appear, along with the report of Arthur Andersen LLP, in the Trust's March 31, 1995 Annual Report to Shareholders. Additional performance information is set forth in the Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734.

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD**

                       Income from Investment
                             Operations
                       ----------------------
                                      Net
                                   Realized                     Less Distributions
                                      and                --------------------------------                Net             Net
             Net Asset            Unrealized             Dividends                                      Asset          Assets,
              Value,      Net     Gain (Loss) Total from  from Net  Distributions Returns               Value,          End of
             Beginning Investment     on      Investment Investment from Capital    of        Total     End of Total    Period
             of Period Income /2/ Investments Operations   Income       Gains     Capital Distributions Period Return   (000)
-------------------------------------------------------------------------------------------------------------------------------
-----------------------
S&P 500 INDEX PORTFOLIO
=======================
4/1/94 to
3/31/95       $15.07     $0.42       $1.79      $2.21      $(0.42)     $(0.46)       --      $(0.88)    $16.40 15.26%  $458,012
4/1/93 to
3/31/94        15.80      0.43       (0.22)      0.21       (0.42)      (0.52)       --       (0.94)     15.07  1.19    424,647
4/1/92 to
3/31/93        14.17      0.40        1.69       2.09       (0.40)      (0.06)       --       (0.46)     15.80 14.97    675,484
4/1/91 to
3/31/92        13.43      0.40        1.01       1.41       (0.41)      (0.26)       --       (0.67)     14.17 10.71    470,847
4/1/90 to
3/31/91        12.45      0.43        1.24       1.67       (0.43)      (0.26)       --       (0.69)     13.43 14.18    261,165
4/1/89 to
3/31/90        10.88      0.42        1.64       2.06       (0.43)      (0.06)       --       (0.49)     12.45 19.02    192,154
4/1/88 to
3/31/89         9.63      0.39        1.26       1.65       (0.40)         --        --       (0.40)     10.88 17.60    125,714
4/1/87 to
3/31/88        12.68      0.43       (1.65)     (1.22)      (0.45)      (1.38)       --       (1.83)      9.63 (9.35)   105,473
4/1/86 to
3/31/87        12.45      0.42        2.63       3.05       (0.38)      (2.44)       --       (2.82)     12.68 25.96    103,468
8/1/85 to
3/31/86 /1/    10.00      0.29        2.37       2.66       (0.21)         --        --       (0.21)     12.45 40.43*    94,224

                         Ratios and Supplemental Data
             ----------------------------------------------------
                                              Ratio of
                                                Net
                        Ratio of             Investment
             Ratios of  Expenses   Ratio of  Income to
             Expenses  to Average    Net      Average
                to     Net Assets Investment Net Assets
              Average  (Excluding Income to  (Excluding Portfolio
                Net       Fee      Average      Fee     Turnover
              Assets    Waivers)  Net Assets  Waivers)    Rate
-----------------------------------------------------------------
4/1/94 to
3/31/95        0.25%      0.35%      2.69%      2.59%      4.00%
4/1/93 to
3/31/94        0.25       0.33       2.57       2.49      23.00
4/1/92 to
3/31/93        0.25       0.35       2.75       2.65       1.00
4/1/91 to
3/31/92        0.25       0.34       2.99       2.90       1.00
4/1/90 to
3/31/91        0.25       0.32       3.56       3.49      40.00
4/1/89 to
3/31/90        0.25       0.36       3.58       3.47      10.00
4/1/88 to
3/31/89        0.25       0.39       4.03       3.89      47.00
4/1/87 to
3/31/88        0.25       0.43       3.74       3.56      77.00
4/1/86 to
3/31/87        0.23       0.44       3.29       3.08     145.00
8/1/85 to
3/31/86 /1/    0.20*      0.44*      4.10*      3.86      66.00

* Annualized

** Class A share financial information is provided to investors for informational purposes only and should be referred to as an historical guide to the Portfolio's operations. Past performance does not indicate future results. Financial information for Class E shares will be provided to investors upon the completion of the Portfolio's fiscal year.
1  Commenced operations on 8/1/85
2 Had management fees not been waived and certain other expenses not been absorbed by the Manager for the Portfolio, the net investment income per share would have been $.41, $.41, $.39, $.38, $.42, $.41, $.37, $.41, $.39 and $.27 for the periods ending 3/31/95 through 3/31/86, respectively.

THE TRUST ______________________________________________________________________

SEI Index Funds (the "Trust") is an open-end management investment company that has diversified portfolios. The Trust offers units of beneficial interest ("shares") in separate investment portfolios. The S&P 500 Index Portfolio (the "Portfolio") has two separate classes of shares, Class A and Class E, which provide for variations in distribution expenses. This prospectus offers Class E shares of the Portfolio. Additional information pertaining to the Trust may be obtained in writing from SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087 or by calling 1-800-342-5734.

INVESTMENT
OBJECTIVES AND
POLICIES _______________________________________________________________________

S&P 500 INDEX     The S&P 500 Index Portfolio seeks to provide investment
PORTFOLIO         results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor's 500
                  Composite Stock Price Index (the "S&P 500 Index") which is comprised of 500 selected common stocks, most which are listed on the New York Stock Exchange. There is no assurance that the Portfolio will achieve its investment objective.
                     The S&P 500 Index Portfolio's ability to duplicate the
                  performance of the S&P 500 Index will depend to some extent on the size and timing and cashflows into and out of the Portfolio as well as the extent of the Portfolio's expenses.
                     Adjustments made to accommodate cash flows will track the
                  index to the maximum extent possible and may result in brokerage expenses for the Portfolio. Over time, the correlation between the performance of the Portfolio and the S&P 500 Index is expected to be over 0.95. A correlation of
                  1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500 Index. An investment in shares of the Portfolio involves risks similar to those of investing in a portfolio consisting of the common stocks of some or all of the companies included in the Index.
                     The Portfolio will normally be invested in all of the
                  stocks which comprise the S&P 500 Index, except when changes are made to the S&P 500 Index itself. The Portfolio's policy is to be fully invested in common stocks, and it is expected that cash reserve items would normally be less than 10% of net assets.
                     The weightings of stocks in the S&P 500 Index are based
                  on each stock's relative total market value, i.e., market price per share times the number of shares outstanding.
                  Because of this weighting, approximately 50% of the S&P 500
                  Index is currently composed of the 50 largest companies in the S&P 500 Index, and the S&P 500 Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange.
                     World Asset Management, the Portfolio's investment
                  adviser (the "Adviser" or "World"), makes no attempt to "manage" the Portfolio in the traditional sense by using economic, financial or market analysis. The adverse financial situation of a company usually will not result in the elimination of a stock from the Portfolio. However, the Trust reserves the right, without the obligation, to remove an investment from the Portfolio if, in the judgment of World, the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Furthermore, administrative adjustments may be made in the Portfolio from time to time because of mergers, changes in the composition of the S&P
                  500 Index and similar reasons. In certain circumstances, World may exercise discretion in determining whether to exercise warrants or rights issued in respect to portfolio securities or whether to tender portfolio securities pursuant to a tender or exchange offer.
                     The S&P 500 Index Portfolio is not sponsored, endorsed,
                  sold or promoted by Standard & Poor's Corporation ("S&P").
                  S&P makes no representation or warranty, implied or express, to the purchasers of the Portfolio or any member of the public regarding the advisability of investing in index funds or the Portfolio or the ability of the Index to track general stock market performance.
                     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE
                  COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. S&P
                  MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE
                  OBTAINED BY THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY
                  DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED
                  WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF
                  MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE
                  WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN.
                  S&P'S ONLY RELATIONSHIP TO THE PORTFOLIO IS THE LICENSING OF
                  THE S&P MARKS AND THE INDEX, WHICH IS DETERMINED, COMPOSED,
                  AND CALCULATED BY S&P WITHOUT REGARD TO THE LICENSEE OR THE
                  PORTFOLIO.
                     The equity securities in which the S&P 500 Index
                  Portfolio may invest are common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock.
                     The Portfolio may enter into stock index futures
                  contracts, provided that the value of these contracts does not exceed 20% of the Portfolio's total assets. The
                  Portfolio may purchase futures contracts solely to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Portfolio's assets which are tracking the performance of the Index. In addition, the Portfolio may only purchase those stock index futures contracts--such as futures contracts on the index--that are likely to closely duplicate the performance of the S&P 500
                  Index. The Portfolio also can sell such futures contracts in order to close out a previously established position. The
                  Portfolio will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates. The Portfolio will not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on its existing futures positions would exceed 5% of its total assets.

                     The Portfolio may invest in the stock of foreign issuers
                  which is traded in the United States. The Portfolio ordinarily will purchase securities of foreign issuers in U.S. markets. However, the Portfolio may purchase securities of foreign issuers directly in foreign markets if the Adviser determines that it is in the best interest of the Portfolio to do so.
                     The Portfolio may invest cash reserves in securities
                  issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least A-1 by S&P and/or Prime-1 by Moody's Investors Services, Inc. ("Moody's"), certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes.

GENERAL
INVESTMENT
POLICIES _______________________________________________________________________

                  The Portfolio may lend up to 20% of its assets to qualified institutions for the purpose of realizing additional income, however the Portfolio has no present intention to lend its securities. The Portfolio may invest in illiquid securities, however, not more than 10% of the total assets of the Portfolio will be invested in such instruments. The Portfolio may enter into forward commitments, or purchase securities on a when-issued or delayed delivery basis.

                     For additional information regarding the Portfolio's
                  permitted investments see "Description of Permitted Investments and Risk Factors" in this Prospectus and in the Statement of Additional Information. For a description of the above ratings, see the Statement of Additional Information.

INVESTMENT
LIMITATIONS ____________________________________________________________________

                  The investment objective and investment limitations are fundamental policies of the Portfolio. Fundamental policies cannot be changed with respect to the Trust or a Portfolio without the consent of the holders of a majority of the Trust's or that Portfolio's outstanding shares.

                  The Portfolio may not:

                  1. Purchase securities of any issuer (except securities
                     issued or guaranteed by the United States Government, its agencies or instrumentalities) and if, as a result, more than 5% of total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.
                  2. Purchase any securities which would cause more than 25%
                     of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

                  3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of the Portfolio. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments for the Portfolio and any interest paid on such borrowings will reduce the Portfolio's income.
                  4. Make loans, except that the Portfolio may enter into
                     repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities, including securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the Portfolio's total assets, may engage in securities lending as described in this Prospectus and may purchase or hold debt instruments in accordance with its investment objectives and policies.
                  The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE MANAGER
AND SHAREHOLDER
SERVICING AGENT ________________________________________________________________

                  SEI Financial Management Corporation (the "Manager" or the "Transfer Agent"), a wholly-owned subsidiary of SEI Corporation ("SEI"), and the Trust are parties to a management agreement (the "Management Agreement"). Under the terms of the Management Agreement, the Manager is responsible for providing the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel and facilities and for acting as transfer agent, dividend disbursing agent, and shareholder servicing agent.

                     For these services, the Manager is entitled to a fee
                  which is calculated daily and paid monthly at an annual rate of .22% of the average daily net assets of the Portfolio. The Manager may from time to time waive all or a portion of its fee in order to limit the operating expenses of the Portfolio. Any such waiver is voluntary and may be terminated at any time in its sole discretion.

                     For the fiscal year ended March 31, 1995, the Portfolio
                  paid management fees, after fee waivers, of .12% of its average daily net assets.

THE ADVISER ____________________________________________________________________

                  World Asset Management ("World" or the "Adviser") is a general partnership organized by Munder Capital Management ("MCM"), a general partnership formed in December, 1994, which engages in investment management and advisory services. As of December 31, 1994 total assets under management of World were $6.0 billion and assets under management of MCM were $29.5 billion. The principal business address for the Adviser is 100 Renaissance Center, 38th Floor, Detroit, Michigan 48275-3040.
                     The Adviser and the Trust are parties to an investment
                  advisory agreement relating to the Portfolios (the "Advisory Agreement").
                     Under the terms of this Advisory Agreement, the Adviser
                  provides the Trust with certain record keeping and management services in connection with the Portfolios including monitoring the indexing systems and determining which securities to purchase and sell in order to keep each Portfolio in balance with its respective index.

                     The Adviser is entitled to a fee, which is calculated
                  daily and paid monthly, at an annual rate of .03% of the average daily net assets of each Portfolio. No monthly payment to the Adviser shall exceed the payment actually made to the Manager pursuant to the current Management Agreement between the Manager and the Trust. For the fiscal year ended March 31, 1995, the Portfolio paid advisory fees, after waivers, of .03% of its average daily net assets to each of Woodbridge Capital Management and World.

DISTRIBUTION ___________________________________________________________________


                  SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI, serves as the Portfolio's distributor pursuant to a distribution agreement (the "Distribution Agreement") with the Trust. Each Class of the Trust has adopted a distribution plan relating to its shares (the "Class A Plan" and "Class E Plan", respectively), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act").

                     The Class E Plan provides for reimbursement for expenses
                  incurred by the Distributor in an amount not to exceed .05% of the average daily net assets of the Portfolio on an annualized basis.

                     Distribution-related expenses reimbursable to the
                  Distributor under the budget include those related to the costs of the printing, reports, prospectuses, notices and similar materials for persons other than current shareholders, advertising expenses and promotional and sales expenses including expenses for travel, communication and compensation and benefits for sales personnel. Distribution expenses not attributable to a specific Portfolio are allocated among each of the portfolios of the Trust based on the basis of their relative average net assets. The Trust is not obligated to reimburse the Distributor for any expenditures in excess of the approved budget.

                     The Class E Plan, in addition to providing for the
                  reimbursement payments described above, provides for payments to the Distributor at an annual rate of .15% of the Portfolio's average daily net assets attributable to Class E shares. These payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor. Accordingly, the payments the Distributor receives during any year may be higher or lower than its actual expenses. These additional payments compensate the Distributor for its services in connection with distribution assistance or the provision of shareholder services, and some or all of it may be used to pay financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers (including the Distributor's affiliates and subsidiaries) for services or reimbursement of expenses incurred in connection with distribution assistance or the provision of shareholder services. Currently, the Distributor is taking this additional compensation payment under the Class E Plan at a rate of .15% of the Portfolio's average daily net assets, on an annualized basis, attributable to Class E shares.

                     It is possible that an institution may offer different
                  classes of shares to its customers and thus receive different compensation with respect to different classes. These financial institutions may also charge separate fees to their customers.

                     The Trust may execute brokerage or other agency
                  transactions through the Distributor for which the Distributor may receive compensation.

                     The Distributor may, from time to time in its sole
                  discretion, institute one or more promotional incentive programs, which will be paid for by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Portfolio. Such promotional incentives will be offered uniformly to all shares of the Portfolio, and also will be offered uniformly to all dealers, predicated upon the amount of shares of the Portfolio sold by such dealer.

PURCHASE AND
REDEMPTION
OF SHARES   ____________________________________________________________________

                  Financial institutions may acquire shares of the Portfolio for their own account or as a record owner on behalf of fiduciary, agency or custody accounts by placing orders with the Transfer Agent. Institutions that use certain SEI proprietary systems may place orders electronically through those systems. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Financial institutions which purchase shares for the accounts of their customers may impose separate charges on these customers for account services. Shares of the Portfolio are offered only to residents of states in which the shares are eligible for purchase.

                     Shares of the Portfolio may be purchased or redeemed on
                  days on which the New York Stock Exchange is open for business ("Business Days"). However, fund shares cannot be purchased by Federal Reserve wire on federal holidays restricting wire transfers.
                     Shareholders who desire to purchase shares for cash must
                  place their orders with the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day for the order to be accepted on that Business Day. Cash investments must be transmitted or delivered in federal funds to the wire agent on the next Business Day following the day the order is placed. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or shareholders to accept such purchase order.

                     Purchases will be made in full and fractional shares of
                  the Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investment and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m. Eastern time) on any Business Day.

                     The market value of each portfolio security is obtained
                  by the Manager from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of equity and fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The pricing service may also provide market quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

                     Shareholders who desire to redeem shares of the Portfolio
                  must place their redemption orders with the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day. The redemption price is the net asset value per share of the Portfolio next determined after receipt by the Transfer Agent of the redemption order. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received.

                     Shares of the Portfolio may be purchased in exchange for
                  securities included in the Portfolio subject to the Manager's or the Adviser's determination that the securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the Shareholder to the Trust upon receipt from the issuer.
                     The Manager or Adviser will not accept securities for a
                  Portfolio unless (1) such securities are appropriate in the Portfolio at the time of the exchange; (2) such an exchange will not cause the Portfolio's weightings to become materially imbalanced with respect to the weightings of the securities included in the Index; (3) such securities are acquired for investment and not for resale; (4) the Shareholder represents and agrees that all securities offered to the Trust for the Portfolio are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise; (5) such securities are traded on the American Stock Exchange, the New York Stock Exchange or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (6) the securities may be acquired under the investment restrictions applicable to the Portfolio.
                     Purchase and redemption orders may be placed by
                  telephone. Neither the Trust nor the Trust's transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Trust's transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

                     If market conditions are extraordinarily active, or other
                  extraordinary circumstances exist, Shareholders may experience difficulties placing redemption orders by telephone, and may wish to consider placing orders by other means.

PERFORMANCE ____________________________________________________________________

                  From time to time, the Portfolio may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Portfolio refers to the income generated by a hypothetical investment in the Portfolio over a thirty day period. This income is then "annualized," i.e., the income over thirty days is assumed to be generated over one year and is shown as a percentage of the investment.

                     The total return of the Portfolio refers to the average
                  compounded rate of return on a hypothetical investment for designated time periods, assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

                     The Portfolio may periodically compare its performance to
                  the performance of: other mutual funds tracked by mutual fund rating services (such as Lipper Analytical); financial and business publications and periodicals; broad groups of comparable mutual funds; unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or to other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

                     The Portfolio may quote various measures of volatility
                  and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

                     The performance on Class A shares will normally be higher
                  than that on the Class E shares of the Portfolio because of the additional distribution expenses charged to Class E shares.

TAXES __________________________________________________________________________

                  The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. State and local tax consequences of an investment in the Portfolio may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of     The Portfolio is treated as a separate entity for federal
the Portfolio     income tax purposes and is not combined with the Trust's
                  other portfolios. The Portfolio intends to qualify for the special tax treatment afforded regulated investment companies ("RICs") under Subchapter M of the Code, so as to be relieved of federal income tax on net investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital losses) distributed to shareholders.

Tax Status of     The Portfolio distributes substantially all of its net
Distributions     investment income (including net short-term capital gains)
                  to shareholders. Dividends from the Portfolio's net investment income are taxable to its shareholders as ordinary income (whether received in cash or in additional shares) and will not qualify for the deduction for the corporate dividends-received deduction. Distributions of net capital gains are taxable to shareholders as long-term capital gains. The Portfolio provides annual reports to shareholders of the federal income tax status of all distributions.

                     Dividends declared by the Portfolio in October, November
                  or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the Shareholders on December 31 of the year declared if paid by the Portfolio at any time during the following January.

                     The Portfolio intends to make sufficient distributions to
                  avoid liability for the federal excise tax.

                     Investment income received by the Portfolio from sources
                  within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Portfolio is liable for foreign income taxes so withheld, the Portfolio intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although the Portfolio intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Portfolio will be able to do so.
                     Sale, exchange or redemption of Portfolio shares is a
                  taxable transaction to the shareholder.

GENERAL
INFORMATION ____________________________________________________________________

The Trust         The Trust was organized as a Massachusetts business trust
                  under a Declaration of Trust dated March 6, 1985. The
                  Declaration of Trust permits the Trust to offer separate series of shares and different classes of each portfolio. In addition to the Portfolio, the Trust consists of the Bond
                  Index Portfolio. All consideration received by the Trust for shares of any class of any portfolio and all assets of such portfolio or class belong to that portfolio or class, respectively, and would be subject to the liabilities related thereto.

                     The Trust pays its expenses, including fees of its
                  service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the   The management and affairs of the Trust are supervised by
Trust             the Trustees under the laws of the Commonwealth of
                  Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights     Each share held entitles the shareholder of record to one
                  vote. The shareholders of each Portfolio or class will vote separately on matters pertaining solely to that Portfolio or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Reporting         The Trust issues unaudited financial statements semi-
                  annually and audited financial statements annually. The
                  Trust furnishes proxy statements and other reports to shareholders of record.

Shareholder       Shareholder inquiries should be directed to the Manager, SEI
Inquiries         Financial Management Corporation, 680 East Swedesford Road,
                  Wayne, PA 19087.

Dividends         Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is periodically declared and paid as a dividend. Dividends are paid currently on a quarterly basis. Currently, net capital gains (the excess of net long-term capital gain over net short-term capital loss) realized, if any, will be distributed at least annually.

                     Shareholders automatically receive all income dividends
                  and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Manager at least 15 days prior to the distribution.

                     Dividends and capital gains of the Portfolio are paid on
                  a per-share basis. The value of each share will be reduced by the amount of any such payment. If shares are purchased shortly before the record date for a dividend or capital gains distributions, a shareholder will pay the full price for the share and receive some portion of the price back as a taxable dividend or distribution.

                     The dividends on Class A shares of the Portfolio are
                  normally higher than those on the Class E shares because of the additional distribution expenses charged to Class E shares.

Counsel and       Morgan, Lewis & Bockius LLP serves as counsel to the Trust.
Independent       Arthur Andersen LLP serves as the independent public
Accountants       accountants of the Trust.

Custodian and     Comerica Bank acts as custodian of the Trust's assets. The
Wire Agent        Custodian holds cash, securities and other assets of the
                  Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act"). CoreStates Bank, N.A., Broad and
                  Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 acts as wire agent of the Trust's assets.

DESCRIPTION OF
PERMITTED
INVESTMENTS AND
RISK FACTORS   _________________________________________________________________

                  The following is a description of the permitted investment practices for the Portfolio, and the associated risk factors:

Bankers'          Bankers' acceptances are bills of exchange or time drafts
Acceptances       drawn on and accepted by a commercial bank. Bankers'
                  acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.
                  Maturities are generally six months or less.

Certificates of   Certificates of deposit are interest bearing instruments
Deposit           with a specific maturity. They are issued by banks and
                  savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

Commercial        Commercial paper is a term used to describe unsecured short-
Paper             term promissory notes issued by banks, municipalities,
                  corporations and other entities. Maturities on these issues vary from a few to 270 days.

Equity            Investments in equity securities in general are subject to
Securities        market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Portfolio invests will cause the net asset value of the Portfolio to fluctuate.

Illiquid          Illiquid securities are securities which cannot be disposed
Securities        of within seven business days at approximately the price at which they are being carried on the Trust's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security and repurchase agreements with durations (or maturities) over 7 days in length.

Repurchase        Repurchase agreements are agreements by which the Portfolio
Agreements        obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

Securities of     There are certain risks connected with investing in foreign
Foreign Issuers   securities. These include risks of adverse political and
                  economic developments (including possible governmental
                  seizure or
                  nationalization of assets), the possible imposition of
                  exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the
                  possibility that there will be less information on such
                  securities and their issuers available to the public, the
                  difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities
                  may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's
                  investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S.
                  dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control
                  regulations between foreign currencies and the U.S. dollars.
                  Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a
                  Fund.
Stock Index       A stock index futures contract is a bilateral agreement
Futures           pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount
                  times the difference between the stock index value at the
                  close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the Index is made; generally
                  contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into futures
                  contracts. Instead, a Portfolio would be required to deposit an amount of cash or U.S. Treasury securities known as
                  "initial margin." Subsequent payments, call "variation
                  margin," to and from the broker, would be made on a daily
                  basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures
                  contract.
                     In order to avoid leveraging and related risks, when a
                  Portfolio purchases futures contracts, it will collateralize its position by depositing an amount of cash or cash
                  equivalents, equal to the market value of the futures
                  positions held, less margin deposits, in a segregated
                  account with the Trust's custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.
                     In considering the proposed use of futures contracts,
                  particular note should be taken that futures contracts
                  relate to the anticipated levels at some point in the
                  future, not to the current level of the underlying
                  instrument. Thus trading of stock index futures may not
                  reflect the trading of the securities which are used to
                  formulate an index or even actual fluctuations in the
                  relevant index itself. There is, in addition, a risk that
                  movements in the price of futures contracts will not
                  correlate with the movement in prices of the stock index
                  being tracked.
Time Deposits     Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. Government   Obligations issued or guaranteed by agencies of the United
Agencies          States Government including, among others, the Federal Farm
                  Credit Bank, the Federal Housing Administration, and the
                  Small Business Administration and obligations issued or guaranteed by instrumentalities of the United States
                  Government including, among others, the Federal Home Loan
                  Mortgage Corporation, the Federal Land Banks, and the U.S.
                  Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), and others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), and still others are supported only by the credit of the instrumentality
                  (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the United
                  States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.
                  Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolios' shares.

Warrants Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and   When-issued or delayed delivery basis transactions involve
Delayed           the purchase of an instrument with payment and delivery
Delivery          taking place in the future. Delivery of and payment for
Securities        these securities may occur a month or more after the date of the purchase commitment. The Portfolio will maintain with the custodian a separate account with liquid, high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Portfolio generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

                     Additional information on other permitted investments can
                  be found in the Statement of Additional Information.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Annual Operating Expenses............   2
Financial Highlights.................   3
The Trust............................   4
Investment Objectives and Policies...   4
General Investment Policies..........   6
Investment Limitations...............   6
The Manager & Shareholder Servicing
Agent................................   7
The Adviser..........................   8
Distribution.........................   8
Purchase & Redemption of Shares......   9
Performance..........................  11
Taxes................................  12
General Information..................  13
Description of Permitted Investments
and Risk Factors.....................  15

SEI INDEX FUNDS


               Manager and Shareholder Servicing Agent:
               SEI Financial Management Corporation

               Distributor:
               SEI Financial Services Company

               Investment Adviser:
               World Asset Management


This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Trust's Prospectuses dated July 31, 1995 and February 26, 1996. A prospectus may be obtained through SEI Financial Services Company, 680 E. Swedesford Road, Wayne, PA 19087. Unless otherwise defined herein, capitalized terms used herein but not defined herein shall have the respective meanings set forth in the Prospectus.


                               TABLE OF CONTENTS

The Trust..................................................................    2
Description of Certain Permitted Investments...............................    2
Investment Limitations.....................................................    5
The Manager and Shareholder Servicing Agent................................    6
The Adviser................................................................    7
Distribution...............................................................    8
Trustees and Officers of the Trust.........................................    9
Performance................................................................   11
Purchase and Redemption of Shares..........................................   12
Taxes......................................................................   13
Portfolio Transactions.....................................................   15
Description of Shares......................................................   16
Limitation of Trustees' Liability..........................................   17
Shareholder Liability......................................................   17
5% Shareholders............................................................   17
Custodian and Independent Public Accountant................................   18
Experts....................................................................   19
Financial Information......................................................  F-1

July 31, 1995, as supplemented February 26, 1996

SEI-F-047-05

THE TRUST

SEI Index Funds (the "Trust") is a diversified, open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated March 6, 1985. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and separate classes of series. Except for differences between Class A and Class E shares of the S&P 500 Index Portfolio pertaining to distribution plans, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information relates to the S&P 500 Index Portfolio and the Bond Index Portfolio (the "Portfolios").

The S&P 500 Index Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Portfolio or any member of the public regarding the advisability of investing in index funds or the Portfolio or the ability of the S&P 500 Composite Stock Price Index (the "S&P 500 Index") to track general stock market performance. S&P's only relationship to the licensee, the Trust, is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the licensee or the Portfolio. S&P has no obligation to take the needs of the licensee or the owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of, the timing of, prices at, or quantities of the Portfolio to be issued or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE PORTFOLIO, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


DESCRIPTION OF CERTAIN PERMITTED INVESTMENTS

The following information supplements the information about permitted investments set forth in the corresponding Prospectus for the relevant Portfolio.

Bank Obligations - The Portfolios may invest in bank obligations of U.S. commercial banks or savings and loan institutions. The bank obligations which the Portfolios may buy will include certificates of deposit, time deposits and bankers' acceptances. A time deposit is an account containing a currency balance pledged to remain at a particular bank for a specified period in return for payment of interest. A bankers' acceptance is a bill of exchange guaranteed by a bank or trust company for payment within one to six months. Bankers' acceptances are used to provide manufacturers and exporters with capital to operate between the time of manufacture or export and payment by the purchaser.

Mortgage Pass-Through Securities - The Bond Index Portfolio may purchase securities representing interests in mortgage pools guaranteed by GNMA, FNMA, FHLMC, conventional mortgage-pass through obligations, and FHA-insured project mortgage pools.

GNMA is a wholly-owned U.S. Government corporation which guarantees the timely payment of principal and interest. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Portfolio will receive monthly scheduled payments of principal and interest. In addition, the Portfolio may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then prevailing interest rate.

Repurchase Agreements - The Portfolios may invest in repurchase agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The Administrator enters into repurchase agreements only with financial institutions which it deems to present minimal risk of bankruptcy during the term of the agreement based on guidelines which are periodically reviewed by the Board of Trustees. These guidelines currently permit a Portfolio to enter into repurchase agreements only with primary government securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million or a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Portfolio will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Administrator monitors compliance with this requirement.

Under all repurchase agreements entered into by a Portfolio, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the Federal Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Portfolio is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

Securities Lending - In order to generate additional income, the Portfolios may lend securities in which it is invested pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities as collateral equal to at least the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceeds 20% of the value of the Portfolio's total assets taken at current value. The Portfolio will continue to receive income on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, the Portfolios will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Administrator to be of good standing and when, in the judgment of the Administrator, the consideration which can be earned currently from such loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other part. The Portfolios will vote the securities while the collateral is outstanding.

Stock Index Futures - The S&P 500 Index Portfolio may invest in stock index futures. The nature of initial and variation margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, the margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Initial margin generally is equal to approximately 2.4% of the contract value which would be deposited in a segregated account in the name of the futures broker. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. The value of the contract usually will vary in direct proportion to the total face value. Market value of a futures position is defined as the closing value of the Index multiplied by 500 times the number of contracts held.

The Portfolio's ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

In considering the proposed use of futures contracts, particular note should be taken that futures contracts relate to the anticipated levels at some point in the future not to the current level of the underlying instrument; thus, for example, trading of stock index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself. There is, in addition, a risk that movements in the price of futures contracts will not correlate with the movement in prices of the stock index being tracked. There may be several reasons unrelated to the value of the underlying securities which causes this situation to occur. First, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities markets and the futures markets may occur. Second, because the deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which may also cause temporary price distortions.

The Portfolio has undertaken to restrict its futures contract trading as follows: First, the Portfolio will not engage in transactions in futures contracts for speculative purposes. Second, the Portfolio will not purchase or sell futures contracts if immediately thereafter the sum of the amount of margin deposits on its existing futures positions would exceed 5% of the Portfolio's total assets. Third, the Portfolio will not market itself to the public as a commodity pool or otherwise as a vehicle for trading in the commodities futures or commodity options markets. Fourth, the Portfolio will disclose to all prospective shareholders the purpose of and limitations on its commodity futures trading. Fifth, the Portfolio will submit to the Commodity Futures Trading Commission ("CFTC") special calls for information. Accordingly, registration as a commodities pool operator with the CFTC is not expected to be required.

U.S. Government Securities - The Portfolios may invest in U.S. Government Securities which include bills, notes and bonds issued by the United States Treasury, obligations issued or guaranteed by agencies of the United States Government including, among others, Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Maritime

Administration, Small Business Administration, and The Tennessee Valley Authority and obligations issued or guaranteed by instrumentalities of the United States Government, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank) and still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Portfolio's shares.

When-Issued Securities - The Bond Index Portfolio may purchase debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Portfolio will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The when-issued securities are subject to market fluctuation, and no interest accrues to the purchaser during the period prior to settlement. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself, in which case there could be an unrealized loss at the time of delivery.

The Portfolio will establish a segregated account with a custodian and maintain high quality, liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


INVESTMENT LIMITATIONS

The Portfolios may not:

1. Pledge, mortgage or hypothecate assets except to secure temporary borrowings as described in the Prospectus in aggregate amounts not to exceed 10% of the net assets of the Portfolio taken at current value at the time of the incurrence of such loan and, as to the S&P 500 Index Portfolio, in connection with stock index futures trading as provided in the Prospectus and this Statement of Additional Information.

2.   Invest in companies for the purpose of exercising control.

3. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to its permitted investments, a Portfolio may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts.

4. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder and may only purchase securities of money market funds.

7. Issue senior securities (as defined in the Investment Company Act of 1940) except in connection with permitted borrowings as described in the Prospectus and this Statement of Additional Information or as permitted by rule, regulation or order of the Securities and Exchange Commission ("SEC").

8. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

9. Purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

10.  Purchase warrants, puts, calls, straddles, spreads or combinations thereof.

11. Invest in interests in oil, gas or other mineral exploration or development programs.

12. Purchase restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectus and this Statement of Additional Information.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. These investment limitations and the investment limitations in the Prospectus are fundamental policies of the Trust and may not be changed without Shareholder
approval.   Notwithstanding the Portfolios' limited right to purchase securities of other investment companies, the Adviser has no intention to purchase any securities of other investment companies.


THE MANAGER AND SHAREHOLDER SERVICING AGENT

The Management Agreement provides that the Manager, SEI Financial Management Corporation, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The continuance of the Management Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Management Agreement or an "interested person" (as that term is defined in the Investment Company Act of 1940) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement is terminable at any time without penalty by the Trustees of the

Trust, by a vote of a majority of the outstanding shares of a Portfolio or by the Manager on not less than 30 days nor more than 60 days written notice. This Agreement shall not be assignable by either party without the written consent of the other party.

The Manager, a wholly-owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680
E. Swedesford Road, Wayne, Pennsylvania 19087. Alfred P. West, Jr., Henry H. Greer, Carmen V. Romeo, and Robert A. Nesher constitute the Board of Directors of the Manager. Mr. West serves as the Chairman of the Board of Directors and Chief Executive Officer of SEI, the Manager and the Distributor. Mr. Greer serves as a Director, President and the Chief Operating Officer of SEI, the Manager and the Distributor. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Manager also serves as manager to the following other institutional mutual funds: SEI Liquid Asset Trust; SEI Tax Exempt Trust; SEI Institutional Managed Trust; SEI International Trust; SEI Daily Income Trust; SEI Insurance Investment Products Trust; CrestFunds, Inc.; Stepstone Funds; The Compass Capital Group; FFB Lexicon Funds; The Pillar Funds; STI Classic Funds; CUFund; CoreFunds, Inc.; The Advisors' Inner Circle Fund; First American Investment Funds, Inc.; PBHG Funds, Inc.; First American Funds, Inc.; Rembrandt Funds; The Arbor Fund; 1784 Funds; Marquis Funds; Inventor Funds, Inc.; The Achievement Funds Trust; Bishop Street Funds, Nationar Funds, Inc. and Morgan Grenfell Investment Trust.

If operating expenses of either Portfolio exceed limitations established by certain states, the Manager will pay such excess. The Manager will not be required to bear expenses of the Portfolios to an extent which would result in the Portfolio's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

For the fiscal years ended March 31, 1993, 1994 and 1995, the Manager received fees of $1,203,817, $1,206,920, and $933,762, respectively, from the S&P 500
Index Portfolio, of which $562,746, $436,000, and $404,164, respectively, was waived. For the fiscal years ended March 31, 1993, 1994, and 1995, the Manager received fees of $177,360, $216,261, and $174,635, from the Bond Index Portfolio, of which $34,425, $55,472, and $49,700, respectively, was waived.


THE ADVISER

On March 8, 1995, the Portfolios' shareholders approved the Trust's advisory agreement with World Asset Management (the "Adviser"), under which World Asset Management will continue to serve as Investment Adviser to the Portfolios.

The Adviser is a general partnership formed under Delaware law. Munder Capital Management ("MCM"), a newly-formed general partnership, and Munder Trust are its general partners. MCM was created by a merger between the Trust's former investment administrator, Woodbridge Capital Management, Inc. ("Woodbridge"), World Asset Management, Inc. and Munder Capital Management, Inc. As of March 31, 1995, total assets under management of the Adviser exceeded $6.7 billion, and assets managed by MCM totalled approximately $31.3 billion. The principal address for the Adviser is 100 Renaissance Center, Detroit, Michigan 48243.

The Investment Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Investment Advisory Agreement after the first two (2) years must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of the Portfolios or by the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolio, by a majority of the outstanding shares of the Portfolio, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

World Asset Management, the Adviser to the Portfolios, is a general partnership organized by Munder Capital Management, a general partnership formed in December, 1994, which engages in investment management and advisory services. Counsel to World has advised the Trust that the Adviser may perform the services contemplated by the Investment Advisory Agreement without violation of applicable banking laws or regulations. Such counsel has pointed out, however, that future changes in either federal or state statutes and regulations relating to the permissible activities of banks or trust companies, as well as judicial or administrative decisions or interpretations, could prevent the Adviser from continuing to perform such services for the Trust. In such event, the Trustees would seek to retain other administrators, which would require approval by a majority of the outstanding shares of each Portfolio.

The Adviser is entitled to a fee for its investment advisory services which is calculated daily and paid monthly at an annual rate of .03% of the average daily net assets of each Portfolio. No monthly payment to the Adviser shall exceed the payment actually made to the Manager pursuant to the current Management Agreement between the Manager and the Trust. For the fiscal year ended March 31, 1993, the S&P 500 Index Portfolio and the Bond Index Portfolio incurred fees of $164,156.87 and $15,202.32, respectively, of which $33,024.55 and $2,771.47, respectively, was paid to Manufacturers Bank, N.A., the former investment administrator to the Trust, for services rendered to the Trust until June 1992 and $131,132.32 and $412,430.85, respectively, was paid to Woodbridge for its services rendered for the remaining portion of the fiscal year.

For the fiscal years ended March 31, 1994 and 1995, the Adviser and its predecessor, Woodbridge, received fees of $164,581 and $127,331, respectively, respectively, from the S&P 500 Index Portfolio, and fees of $18,537 and $14,969, respectively, from the Bond Index Portfolio.


DISTRIBUTION

The Distribution Agreement is renewable annually and may be terminated by the Distributor, a majority vote of the Disinterested Trustees or by a majority vote of the outstanding securities of the Trust upon not more than 60 days written notice by either party. No compensation is paid to the Distributor under the Distribution Agreement. The Distributor, SEI Financial Services Company, is a wholly-owned subsidiary of SEI.

The Trust has adopted a Distribution Plan for Class A and Class E shares of the Portfolios (the "Plans") in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940 which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. In this connection, the Board of Trustees has determined that the Plans and Distribution Agreement are in the best interests of Shareholders. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons and have no financial interest in the Plans or any related agreement ("Qualified Trustees"). The Plans require that quarterly written reports of amounts spent under the Plans and the purposes of such expenditures be furnished and reviewed by the Trustees. The Plans may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Distribution Agreement and the Class E Distribution Plan provide for reimbursement of expenses incurred by the Distributor in an amount not to exceed
 .05% of the S&P 500 Index Portfolio's average daily net assets on an annualized basis, provided those expenses are permissible as to both type and amount under a budget. This budget must be approved and monitored quarterly the Trustees, including Qualified Trustees. The Class E Plan provides for additional payments for distribution and shareholder services as described below.

The Class E Plan, in addition to providing for the reimbursement payments described above, provides for payments to the Distributor at an annual rate of
 .15% of the Class E average daily net assets. These additional payments are characterized as "compensation," and are not directly tied to expenses incurred by the Distributor; the payments the Distributor receives during any year may therefore be higher or lower than its actual expenses. The Distributor may use these additional payments to compensate Class E shareholders that are institutions that provide administrative services to their customers. These institutions may also charge separate fees for these and related services. It is possible that an institution may offer different classes of shares to its customers and thus receive compensation with respect to different classes. Certain Class E shareholders offering shares to their customers may be required to register as dealers pursuant to state laws.

Distribution expenditures by the Portfolios will be the lesser of the approved budget or actual expenditures by the Distributor. For the fiscal year ended March 31, 1993, the S&P 500 Index Portfolio and the Bond Index Portfolio incurred distribution expenses of $273,958 and $23,747 under the Plan or .05% of net assets, respectively, during such period. These expenditures included $141,432 and $4,478, respectively, for sales expenses; $53,356 and $11,459, respectively, for printing and mailing costs; and $79,170 and $7,810, respectively, for costs associated with registration fees.

For the fiscal year ended March 31, 1994, the S&P 500 Index Portfolio and the Bond Index Portfolio incurred distribution expenses of $210,394 and $26,265 under the Plan or .05% of net assets, respectively, during such period. These expenditures included $170,537 and $13,104, respectively, for sales expenses; and $39,857 and $13,161, respectively, for printing and mailing costs.

For the fiscal year ended March 31, 1995, the S&P Index Portfolio and the Bond Index Portfolio incurred distribution expenses of $201,693 and $25,212 under the Plan or .05% of net assets, respectively, during such period. These expenditures included $134,725 and $14,686, respectively, for sales expenses; $32,836 and $6,763, respectively, for printing and mailing costs; and $34,132 and $3,763, respectively, for costs associated with registration fees.

The distribution-related services that may be provided under the Plans include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and executive officer is SEI Financial Management Corporation, 680 E. Swedesford Road, Wayne, PA 19087. Certain officers of the Trust also serve as trustees and/or officers of SEI Liquid Asset Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI International Trust, SEI Daily Income Trust, Stepstone Funds, The Compass Capital Group, FFB Lexicon Funds, The Pillar Funds, STI Classic Funds, CUFund, CoreFunds, Inc., The Advisors' Inner Circle Fund, First American Funds, Inc., PBHG Funds, Inc., First American Investment Funds, Inc., Rembrandt Funds, Bishop Street Funds, Conestoga Family of Funds, The Achievement Funds Trust, The Arbor Fund, 1784 Funds, Marquis Funds, Morgan Grenfell Investment Trust, and Insurance Investment Products Trust open-end management investment companies which are managed by SEI Financial Management Corporation and distributed by SEI Financial Services Company.

ROBERT A. NESHER - Chairman of the Board of Trustees* - Retired since 1994. Executive Vice President of SEI, 1986-1994. Director and Executive Vice President of the Manager and the Distributor, 1981-1994.

RICHARD F. BLANCHARD - Trustee** - P.O. Box 76, Canfield Road, Convent Station, NJ 07961. Private Investor. Director of AEA Investors Inc. (acquisition and investment firm) June 1981-86. Director of Baker Hughes Corp. (oil service company), 1976-1988. Director of Imperial Clevite Industries (transportation equipment company), 1981-1987. Executive Vice President of American Express Company (financial services company), responsible for the investment function before June 1981.

WILLIAM M. DORAN - Trustee* - 2000 One Logan Square, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor, Director and Secretary of SEI and Secretary of the Manager and Distributor.

F. WENDELL GOOCH - Trustee** - P.O. Box 190, Paoli, IN 47454. President, Orange County Publishing Co., Inc. since October 1981. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican since January 1981. President, H & W Distribution, Inc. since July 1984. Executive Vice President, Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

FRANK E. MORRIS - Trustee** - 105 Walpole Street, Dover, MA 02030. Retired since 1990. Peter Drucker Professor of Management, Boston College, 1989-1990. President, Federal Reserve Bank of Boston, 1968-1988.

JAMES M. STOREY - Trustee** - One Post Office Square South, Boston, MA 02109. Retired since 1993. Formerly Partner of Dechert Price & Rhoads (law firm).

DAVID G. LEE - President and Chief Executive Officer - Senior Vice President of the Manager and Distributor since 1993. Vice President of the Manager and Distributor, 1991-1993. President, GW Sierra Trust Funds before 1991.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Manager and Distributor since 1988.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Senior Vice President and General Counsel of SEI, the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor, 1992-1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1988-1992.

RICHARD W. GRANT - Secretary - 2000 One Logan Square, Philadelphia, PA 19103, Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, Manager and Distributor.

ROBERT B. CARROLL - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor, since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-1994. Associate, McGuire, Woods, Battle and Boothe (law firm) before 1990.

KATHRYN L. STANTON - Vice President, Assistant Secretary - Vice President, Assistant Secretary of SEI, the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

JOSEPH P. LYDON - Vice President and Assistant Secretary - Director, Business Administration of Fund Resources, April 1995. Vice President, Fund Group, Dremen Value Management, LP, President Dremen Financial Services, Inc. prior to 1995.

JEFFREY A. COHEN - Controller and Chief Financial Officer - Director, International and Domestic Funds Accounting, SEI Corporation, 1991 to Present; Price Waterhouse, Audit Manager prior to 1991.
_________________________
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the Investment Company Act of 1940.
** Messrs. Blanchard, Gooch, Morris, and Storey serve as members of the Audit Committee of the Trust.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

     As of March 31, 1995, the Trustees and officers of the Trust received the following compensation:

                                             Pension or                           Total
                           Aggregate         Retirement       Estimated      Compensation From
  Name of Person          Compensation    Benefits Accrued     Annual         Registrant and
   and Position          From Registrant  as Part of Fund   Benefits Upon  Fund Complex Paid to
                           for FYE 95         Expenses       Retirement    Directors for FYE 95
Robert A. Nesher,
Chairman  of the Board         --                --              --                --

Richard F. Blanchard,        $3,753              --              --        $3,753 for services on 1
Trustee                                                                    board(s)

William M. Doran,
Trustee                        --                --              --                --

F. Wendell Gooch,
Trustee                      $3,753              --              --        $3,753 for services on 1
                                                                           board(s)

Frank E. Morris, Trustee     $3,753              --              --        $3,753 for services on 1
                                                                           board(s)

James M. Storey,
Trustee                      $3,753              --              --        $3,753 for services on 1
                                                                           board(s)

Edward W. Binshadler,        $2,816              --              --        $2,816 for services on 1
Trustee (retired)                                                          board(s)

PERFORMANCE

From time to time, a Portfolio may advertise yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio refers to the annualized income generated by an investment in such Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over a one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

          Yield = 2[(a-b/cd + 1)/6/ - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Actual yield will depend on such variables as asset quality, average asset maturity, the type of instruments a Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors. For the 30-day period ending March 31, 1995, the yield for the S&P 500 Index Portfolio was 2.69% and the yield for the Bond Index Portfolio was 7.02%.

From time to time, the Portfolio may advertise total return. The total return of the Portfolio refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

          P(1 + T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

For the fiscal year ended March 31, 1995, the one year total return of the S&P 500 Index Portfolio was 15.26% and the average annual total return for the past five years and since the inception of the Portfolio was 11.13% and 13.58%, respectively. For the fiscal year ended March 31, 1995, the one year total return of the Bond Index Portfolio was 4.54% and the average annual total return for the past five years and since the inception of the Portfolio was 8.07% and 7.69%, respectively.


PURCHASE AND REDEMPTION OF SHARES

The market value of portfolio securities is obtained by the Manager from an independent pricing service. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each Business Day or, if there is no such reported sale, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Portfolio for any period during which the New York Stock Exchange, the Manager, the Administrator, the Distributor and/or the Custodians are not open for business. The New York Stock Exchange will not open in observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a Shareholder will at all times be entitled to aggregate cash redemptions from the Portfolio of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a Shareholder subject to taxation upon an in-kind redemption depending upon the Shareholder's basis in the shares of the Portfolio redeemed.


TAXES

Qualification as a RIC

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Certain legislation proposed at the time of writing, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Each Portfolio intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each of the Portfolios expects to eliminate or reduce to a nominal amount the federal taxes to which such Portfolio may be subject. In order to qualify for treatment as a RIC under the Code, each Portfolio must distribute annually to its Shareholders at least 90% of its investment company taxable income (generally, net investment income, including net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or other income derived with respect to its business of investing in stocks or securities; (ii) less than 30% of a Portfolio's gross income each taxable year may be derived from the sale or other disposition of any of the following investments that were held for less than three months: (a) stock or securities (as defined in Section 2(a)(30) of the Investment Company Act); (b) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies); and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities; (iii) at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(iv) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers that the Portfolio controls or that are engaged in the same, similar or related trades or businesses.

Notwithstanding the Distribution Requirement described above, which only requires each Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short and long-term capital gains over short and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts. If capital gain distributions have been made with respect to shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions.

Although each Portfolio intends to distribute substantially all of its net investment income and capital gains for any taxable (i.e., fiscal) year, a Portfolio will be subject to Federal income taxation to the extent any such income or gains are not distributed. If, for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In such case, distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

Tax Status of Distributions: Dividends from a Portfolio's net investment income will be taxable to Shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Portfolio's earnings and profits. A portion of the dividends received from the S&P 500 Index Portfolio, not exceeding the aggregate dividends received by the Portfolio from domestic corporations, are eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction may be subject to the alternative minimum tax. Distributions of net capital gain will not qualify for the dividends-received deduction and are taxable to Shareholders as long-term capital gain, regardless of how long Shareholders have held their shares.

A Portfolio may either retain or distribute to Shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as capital gains, they are taxable to Shareholders as long-term capital gains, regardless of the length of time the Shareholder has held shares. Conversely, if a Portfolio elects to retain its net capital gains, it will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate capital gains tax rate. In this event, it is expected that a Portfolio also will elect to have shareholders treated as having received a distribution of such gains, with the result that they will be required to report such gains on their returns as long-term capital gains, will receive a tax credit for their allocable share of capital gains tax paid by the Portfolio on the gains, and will increase the tax basis for their shares by an amount equal to the deemed distribution less the tax credit.

Ordinarily, Shareholders will include in their incomes all dividends declared by a Portfolio in the year of payment. However, dividends declared by a Portfolio in October, November, or December of any year and payable to Shareholders of record on a date in such a month will be deemed to have been paid by the Portfolio and received by the Shareholders on December 31 of the year declared if paid by the Portfolio during the following January. The Portfolios will make annual reports to Shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the corporate dividends received deduction. Generally, gains or losses on the sale or exchange of a share will be capital gains or losses which will be long-term if the share is held for more than one year. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of a Portfolio with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Portfolio which have been included in determining such investor's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Each Portfolio will be required in certain cases to withhold and remit to the United States Treasury 31% of distributions payable to any Shareholder who (1) has provided either an incorrect tax identification number or no number at all,
(2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, or (3) who has failed to certify to the Portfolio that such Shareholder is not subject to backup withholding.

The S&P 500 Index Portfolio may invest in stock index futures. The use of stock index futures contracts involves specialized and complex income tax rules that will determine the character and timing of recognition of the income received in connection therewith by the Portfolio and thereby affect the amount and proportion of income that will be available for distribution as dividends or capital gain distributions.

Stock index futures contracts held by the Portfolio at the end of each taxable year will be required to be "marked to market" for Federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains and losses recognized on other futures contracts sold by the Portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Portfolio may elect to exclude certain hedging transactions from the mark-to-market rule. Gain from hedging transactions is treated as ordinary income.

The Trust has obtained a private letter ruling from the Internal Revenue Service confirming that the income and assets attributable to transactions in stock index futures contracts qualify under the above-described income and asset tests applicable to RICs.

For purposes of the Distribution Requirement (as well as for other purposes) the Bond Index Portfolio will be required to treat any recognized market discount on debt obligations which it holds as interest income. Generally, market discount is the amount by which the stated redemption price of a bond exceeds the amount paid by a purchaser of the bond (most common where the value of a bond decreases after original issue as a result of a decline in the creditworthiness of the issuer or an increase in prevailing interest rates). Generally, market discount is recognized on the disposition, or receipt of any principal payment, with respect to a bond bearing market discount, by treating a portion of the proceeds as interest income. The application of these rules (and the rules regarding original issue discount) to debt obligations held by the Bond Index Portfolio could affect (i) the amount and timing of distributions to Shareholders and (ii) the ability of the Portfolio to satisfy the Distribution Requirement.

State Taxes

The Portfolios are not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for Federal income tax purposes. Distributions by the Portfolios to Shareholders and the ownership of shares may be subject to state and local taxes.


PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Administrator is responsible for placing orders to execute portfolio transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Administrator generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular dealer, but, subject to the Trust's policy of seeking the best net results, dealers who provide supplemental investment research to the Administrator may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of the services required to be performed by the Administrator under the Administration Agreement, and the expenses of the Administrator will not necessarily be reduced as a result of the receipt of such supplemental information.

The money market securities in which the Portfolios invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Administrator will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Portfolio will primarily consist of dealer spreads and underwriting commissions.

It is expected that either of the Portfolios may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the Investment Company Act of 1940, the Securities Exchange Act of 1934 and the rules and regulations thereunder. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Portfolio on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These provisions further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Since the Trust does not market its shares through intermediary brokers or dealers, it is not the Trust's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Administrator may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

It is expected that the Portfolio turnover rate will normally not exceed 100% for any Portfolio. A Portfolio turnover rate would exceed 100% if all of its securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary from year to year and may be affected by cash requirements for redemptions and by requirements which enable a Portfolio to receive favorable tax treatment.

The portfolio turnover rate for the S&P 500 Index Portfolio for the fiscal years ending March 31, 1993, 1994 and 1995 were 1%, 23%, and 4%, respectively. The portfolio turnover rate for the Bond Index Portfolio for the fiscal years ending March 31, 1993, 1994 and 1995 were 115%, 55%, and 21%, respectively.

For the fiscal years ended March 31, 1993, 1994 and 1995, the S&P 500 Index Portfolio paid $15,977, $27,000 and $33,285 for brokerage commissions. For the fiscal years ended March 31, 1993, 1994 and 1995, the Bond Index Portfolio paid no brokerage commissions.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Portfolio, each of which represents an equal proportionate interest in such Portfolio. Each share upon liquidation entitles a Shareholder to a pro rata share in the net assets of the Portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional portfolios of shares or classes of portfolios. Share certificates representing the shares will not be issued.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his wilful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, Shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the Shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of Shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because, the Declaration of Trust provides for indemnification out of the Trust property for any Shareholders held personally liable for the obligations of the Trust.


5% SHAREHOLDERS

As of May 16, 1995, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

S&P Index Portfolio:


         Address                     Number of Shares         Percentage
         -------                     ----------------         ----------
Calhoun & Co.                          1,760,785.511            6.36%
c/o Comerica Bank
Attn:  Dennis Miriani
P.O. Box 1319, 7th Floor
Detroit, MI  48231

Nabank & Co.                           3,031,828.434           10.94%
c/o Bank of Oklahoma, N.A.
Attn:  Lisa Marrs
P.O. Box 2300
Tulsa, OK  74192

West One Bank, Idaho N.A.              2,035,563.018            7.35%
Attn:  Tom Coleman
Trust Department Securities
  Clearance
P.O. Box 7928
Boise, ID  83707

Lane & Company                         1,449,920.827            5.23%
c/o Union Bank
Attn:  Linda Brown
P.O. Box 109
San Diego, CA  92112

Bond Index Portfolio:

West One Bank, Idaho N.A.                603,666.702           13.92%
Attn:  Tom Coleman
Trust Department Securities
  Clearance
P.O. Box 7928
Boise, ID  83707

Transco & Company                      1,140,126.849           26.29%
c/o Intrust Bank, N.A.
Attn:  Pat Wills
P..O. Box 48698
Wichita, KS  67201

New Haven Savings Bank                   339,361.069            7.83%
Attn.  Laura Vitelli
195 Church Street
New Haven, CT  06510

Smith & Co.                              513,713.391           11.85%
c/o First Security Bank of
  Utah, N.A.
Attn:  Rick Parr
P.O. Box 30007
Salt Lake City, UT  84130

Eagle Trust Company                      327,817.670            7.56%
Attn:  Jacqueline Esposito
680 E. Swedesford Road
Wayne, PA  19087

CUSTODIAN AND INDEPENDENT PUBLIC ACCOUNTANTS

Comerica Bank, the custodian for the Portfolios, holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. The principal business address of Comerica Bank is 411 W. Lafayette, Detroit, MI 48226.

Arthur Andersen LLP, the independent public accountants for the Portfolios, provides audit services and assistance and consultation with respect to taxes and the preparation of filings with the Securities and Exchange Commission. The principal business address of Arthur Andersen LLP is 1601 Market Street, Philadelphia, PA 19103.


EXPERTS

The financial statements in this Statement of Additional Information and the Financial Highlights included in the Prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and Trustees of
 SEI Index Funds:

We have audited the accompanying statements of net assets of the S&P 500 Index and Bond Index Portfolios of SEI Index Funds as of March 31, 1995, and the re-lated statements of operations, changes in net assets and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S&P 500 Index and Bond Index Portfolios of SEI Index Funds as of March 31, 1995, the results of their operations, changes in their net assets and finan-cial highlights for the years presented, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Philadelphia, PA
May 12, 1995

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Index Funds -- March 31, 1995


S&P 500 INDEX PORTFOLIO

--------------------------------------------------
                                         Market
                               Shares  Value (000)
--------------------------------------------------
COMMON STOCKS -- 91.1%
AGRICULTURE -- 0.1%
 Pioneer Hi-Bred International  10,200  $    367
                                        --------
AIR TRANSPORTATION -- 0.4%
 AMR*                            8,685       563
 Delta Air Lines                 5,685       357
 Federal Express*                6,335       428
 Southwest Airlines             16,300       291
 US Air Group                    6,765        41
                                        --------
                                           1,680
                                        --------
AIRCRAFT -- 1.9%
 Allied Signal                  32,470     1,274
 Boeing                         38,803     2,091
 General Dynamics                7,130       335
 Lockheed*                      22,416     1,185
 Loral                           9,490       403
 McDonnell Douglas              13,395       747
 Northrop                        5,565       272
 Rockwell International         25,130       980
 Teledyne*                       6,350       167
 Textron                        10,055       569
 United Technologies            14,465     1,000
                                        --------
                                           9,023
                                        --------
APPAREL/TEXTILES -- 0.2%
 Hartmarx                        3,670        20
 Liz Claiborne                   8,950       159
 Oshkosh B'Gosh, Cl A            1,670        24
 Russell                         4,765       141
 Springs Industries, Cl A        1,970        74
 V F                             7,330       389
                                        --------
                                             807
                                        --------
AUTOMOTIVE -- 2.7%
 Chrysler                       40,242     1,685
 Cooper Tire & Rubber            9,500       270
 Dana                           11,230       286
 Dial                           10,500       266
 Eaton                           8,730       474
 Echlin                          6,735       259
 Fleetwood Enterprises           5,190       123
 Ford Motor                    114,040     3,079
 General Motors                 84,730     3,749
 Genuine Parts                  14,195       566
 Goodyear Tire & Rubber         17,170       631
 Navistar International*         8,626       110
 Paccar                          4,454       189
 Strattec Strategy*                668         8
 TRW                             7,360       507
 W W Grainger                    5,790       365
                                        --------
                                          12,567
                                        --------

--------------------------------------------
                                   Market
                          Shares Value (000)
--------------------------------------------
BANKS -- 5.2%
 Banc One                 45,006  $  1,283
 Bank of Boston           12,410       369
 Bank of New York         20,400       671
 BankAmerica              39,688     1,914
 Bankers Trust New York    9,465       495
 Barnett Banks            11,035       502
 Boatmen's Bancshares     13,700       414
 Chase Manhattan          21,520       767
 Chemical Banking         28,670     1,082
 Citicorp                 43,945     1,868
 CoreStates Financial     15,000       480
 First Chicago            10,360       519
 First Fidelity Bancorp    9,335       462
 First Interstate Bancorp  9,440       746
 First Union              19,350       839
 Fleet Financial Group    15,650       507
 Golden West Financial     7,205       276
 Great Western Financial  15,070       283
 H F Ahmanson             13,300       239
 JP Morgan                22,030     1,344
 Keycorp                  27,471       776
 Mellon Bank              16,405       669
 National City            17,100       455
 NationsBank              30,661     1,556
 NBD Bancorp              18,265       594
 Norwest                  36,186       918
 PNC Financial            26,660       650
 Shawmut National         13,700       361
 SunTrust Banks           13,565       726
 US Bancorp Oregon        11,400       296
 Wachovia                 19,500       692
 Wells Fargo               6,335       991
                                  --------
                                    23,744
                                  --------
CHEMICALS -- 3.6%
 Air Products & Chemicals 12,970       676
 B F Goodrich              2,995       133
 Dow Chemical             31,350     2,289
 E.I. duPont de Nemours   77,195     4,669
 Eastman Chemical          9,391       522
 Eli Lilly                33,355     2,439
 First Mississippi         2,270        60
 FMC*                      4,165       252
 Great Lakes Chemical      7,900       493
 Hercules                 13,995       653
 Monsanto                 13,510     1,084
 Morton International     16,695       484
 Nalco Chemical            7,900       266
 Praxair                  15,365       357
 Premark International     7,250       320
 Rohm & Haas               7,735       456
 Sigma Aldrich             5,500       213
 Union Carbide            17,165       526
 W R Grace                10,705       570
                                  --------
                                    16,462
                                  --------

--------------------------------------------------------------------------------

------------------------------------------------------
                                             Market
                                   Shares  Value (000)
------------------------------------------------------
COMMUNICATIONS -- 10.4%
 Airtouch Communications*           56,090  $  1,528
 Alltel                             21,300       612
 Ameritech                          62,210     2,566
 Andrew*                             4,440       181
 AT&T                              178,399     9,235
 Bell Atlantic                      49,700     2,622
 BellSouth                          58,628     3,488
 Capital Cities/ABC                 17,500     1,544
 CBS                                 6,710       429
 Comcast Special, Cl A              26,327       411
 DSC Communications*                12,730       415
 GTE                               108,880     3,621
 Harris*                             4,565       219
 Interpublic Group                   8,600       321
 ITT                                13,365     1,372
 MCI Communications                 77,430     1,597
 Motorola                           63,360     3,461
 Northern Telecom                   28,565     1,082
 NYNEX                              47,300     1,874
 Pacific Telesis Group              47,990     1,452
 Scientific Atlanta                  8,684       203
 Southwestern Bell                  68,390     2,881
 Sprint                             39,100     1,183
 Tele-Communications, Cl A*         70,035     1,471
 US West                            51,660     2,066
 Viacom, Cl B*                      39,400     1,763
 Zenith Electronics*                 4,145        32
                                            --------
                                              47,629
                                            --------
COMPUTERS & SERVICES -- 5.5%
 Amdahl                             13,100       144
 Apple Computer                     13,320       470
 Autodesk                            5,500       232
 Automatic Data Processing          16,210     1,021
 Ceridian*                           4,965       166
 Cisco Systems*                     29,100     1,109
 Compaq Computer*                   28,690       990
 Computer Associates International  18,805     1,117
 Computer Sciences*                  5,760       284
 Cray Research*                      2,940        54
 Data General*                       4,070        30
 Digital Equipment*                 15,715       595
 First Data                         12,500       648
 Harris Computer Systems*              238         4
 Hewlett Packard                    28,765     3,463
 Intergraph*                         5,035        60
 International Business Machines    66,180     5,417
 Lotus Development*                  5,165       198
 Microsoft*                         65,500     4,659
 Novell*                            36,600       695
 Oracle Systems*                    49,575     1,549
 Pitney Bowes                       18,060       650

----------------------------------------------
                                     Market
                            Shares Value (000)
----------------------------------------------
 Shared Medical Systems      2,595   $    95
 Silicon Graphics*          16,100       572
 Sun Microsystems*          10,700       372
 Tandem Computers           12,950       201
 Tandy                       7,197       344
 Unisys                     19,385       179
                                     -------
                                      25,318
                                     -------
CONSTRUCTION -- 0.3%
 Armstrong World Industries  4,265       195
 Centex                      3,340        81
 Fluor                       9,330       450
 Foster Wheeler              4,065       138
 Halliburton                12,970       470
 JWP*                        6,100
 McDermott International     6,065       166
 Morrison Knudsen            3,600        22
                                     -------
                                       1,522
                                     -------
CONTAINERS & PACKAGING -- 0.2%
 Ball                        3,295       113
 Crown Cork & Seal*         10,085       442
 Newell                     18,000       460
                                     -------
                                       1,015
                                     -------
ELECTRONIC & OTHER ELECTRICAL
 EQUIPMENT -- 2.0%
 Advanced Micro Devices*    10,630       360
 AMP                        23,940       862
 Applied Materials*          9,500       524
 E-Systems                   3,840       174
 Honeywell                  14,860       555
 Intel                      46,810     3,972
 Johnson Controls            4,665       237
 M/A Com*                    2,995        30
 Micron Technology          11,600       882
 Millipore                   2,395       134
 National Semiconductor*    13,625       238
 Perkin Elmer                4,965       145
 Raytheon                   15,370     1,120
 Tektronix                   3,370       135
 Thomas & Betts              2,170       141
                                     -------
                                       9,509
                                     -------
ENVIRONMENTAL SERVICES -- 0.6%
 Browning Ferris Industries 22,035       749
 Laidlaw, Cl B              33,500       293
 Safety Kleen                6,610       118
 WMX Technologies           55,080     1,515
                                     -------
                                       2,675
                                     -------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Index Funds -- March 31, 1995


S&P 500 INDEX PORTFOLIO (CONTINUED)

----------------------------------------------
                                     Market
                           Shares  Value (000)
----------------------------------------------
FINANCIAL SERVICES -- 2.4%
 American Express           56,347  $  1,965
 Beneficial                  5,990       235
 Dean Witter Discover       19,408       791
 FHLMC                      20,600     1,246
 FNMA                       31,115     2,532
 Household International    10,730       467
 MBNA                       16,900       490
 Merrill Lynch              23,300       993
 Salomon                    12,665       429
 Transamerica                8,030       455
 Travelers                  36,872     1,424
                                    --------
                                      11,027
                                    --------
FOOD, BEVERAGE & TOBACCO -- 8.4%
 American Brands            22,940       900
 Anheuser Busch             29,900     1,753
 Archer Daniels Midland     58,719     1,094
 Brown-Forman, Cl B          7,860       262
 Campbell Soup              28,530     1,380
 Coca-Cola                 147,280     8,323
 Conagra                    28,242       936
 Coors Adolph, Cl B          4,365        71
 CPC International          17,060       923
 Fleming                     4,270        97
 General Mills              18,060     1,077
 H J Heinz                  28,680     1,104
 Hershey Foods              10,000       511
 Kellogg                    25,640     1,497
 Pepsico                    90,990     3,549
 Philip Morris              99,910     6,519
 Quaker Oats                15,260       505
 Ralston Purina Group       11,460       547
 Sara Lee                   54,480     1,423
 Seagram                    42,400     1,346
 Supervalu                   8,230       220
 Sysco                      20,910       549
 Unilever N V               18,235     2,393
 UST                        23,340       741
 Whitman                    11,995       229
 Wrigley William Jr         13,205       586
                                    --------
                                      38,535
                                    --------
FOOTWEAR -- 0.2%
 Brown Group                 1,970        57
 Nike, Cl B                  8,430       629
 Reebok International        9,420       336
 Stride Rite                 5,700        72
                                    --------
                                       1,094
                                    --------
GLASS PRODUCTS -- 0.4%
 Corning                    23,760       855
 PPG Industries             24,190       914
                                    --------
                                       1,769
                                    --------

------------------------------------------------------
                                             Market
                                    Shares Value (000)
------------------------------------------------------
HOUSEHOLD PRODUCTS -- 3.5%
 Alberto Culver, Cl B                3,090  $     92
 Avon Products                       8,235       498
 Bassett Furniture Industries        1,608        42
 Clorox                              6,135       368
 Colgate Palmolive                  16,694     1,102
 Ecolab                              7,150       173
 Gillette                           25,144     2,052
 International Flavors & Fragrances 12,795       661
 Jostens                             5,150       102
 Masco                              17,840       493
 Maytag                             12,130       208
 Minnesota Mining & Manufacturing   48,230     2,800
 National Service Industries         5,585       151
 Procter & Gamble                   77,854     5,156
 Raychem                             4,965       202
 Rubbermaid                         18,260       603
 Sherwin Williams                    9,880       335
 Snap-On Tools                       4,865       178
 Stanley Works                       5,115       201
 Whirlpool                           8,505       466
                                            --------
                                              15,883
                                            --------
INSURANCE -- 3.0%
 Aetna Life & Casualty              12,695       724
 Alexander & Alexander Services      4,865       115
 American General                   24,480       789
 American International Group       36,184     3,773
 Chubb                              10,030       792
 Cigna                               8,230       615
 Continental                         6,335       124
 General Re                          9,600     1,267
 Jefferson Pilot                     5,647       334
 Lincoln National                   10,630       428
 Marsh & McLennan                    8,405       690
 Providian                          11,430       401
 Safeco                              7,160       392
 Saint Paul                          9,680       484
 Torchmark                           8,187       340
 U S F & G                           9,730       136
 U.S. Life                           2,630       100
 United Healthcare                  18,800       879
 UNUM                                8,700       394
 US Healthcare                      18,500       819
                                            --------
                                              13,596
                                            --------
LUMBER & WOOD PRODUCTS -- 0.2%
 Georgia-Pacific                    10,300       821
 Louisiana-Pacific                  12,612       348
 Skyline                             1,270        23
                                            --------
                                               1,192
                                            --------

--------------------------------------------------------------------------------

---------------------------------------------
                                    Market
                          Shares  Value (000)
---------------------------------------------
MACHINERY -- 4.9%
 Baker Hughes              16,015  $    326
 Black & Decker             9,535       275
 Briggs & Stratton          3,340       123
 Brunswick                 10,830       218
 Caterpillar               23,150     1,288
 Cincinnati Milacron        3,795        87
 Clark Equipment*           1,970       163
 Cooper Industries         13,195       511
 Crane                      3,342       102
 Cummins Engine             4,640       208
 Deere                      9,730       791
 Dover                      6,560       425
 Dresser Industries        19,870       422
 E G & G                    6,340        95
 Emerson Electric          25,565     1,700
 General Electric         194,780    10,542
 General Signal             5,394       192
 Giddings & Lewis           3,900        66
 Harnischfeger Industries   5,205       146
 Illinois Tool Works       12,870       629
 Ingersoll Rand            12,070       397
 Kaufman & Broad Home       3,737        44
 Nacco Industries, Cl A       925        50
 Outboard Marine            2,270        48
 Pall                      13,193       277
 Parker-Hannifin            5,535       245
 Pulte                      3,095        73
 SPX                        1,370        20
 Tenneco                   19,212       905
 Texas Instruments         10,430       923
 Timken                     3,470       123
 Trinova                    3,215        98
 Tyco International         5,100       270
 Varity*                    4,970       189
 Westinghouse Electric     40,180       568
 Zurn Industries            1,370        25
                                   --------
                                     22,564
                                   --------
MEDICAL PRODUCTS & SERVICES --
  7.6%
 Abbott Laboratories       93,460     3,330
 Allergan                   7,200       212
 Alza*                      9,300       198
 American Home Products    35,370     2,520
 Amgen*                    15,100     1,017
 Bard C.R.                  5,935       164
 Bausch & Lomb              6,780       242
 Baxter International      31,473     1,031
 Becton Dickinson           8,330       452
 Beverly Enterprises*       9,485       138
 Biomet*                   13,100       221
 Boston Scientific*        16,900       416

--------------------------------------------------
                                         Market
                               Shares  Value (000)
--------------------------------------------------
 Bristol Myers Squibb           58,220  $  3,668
 Columbia HCA Healthcare        38,373     1,650
 Community Psychiatric Centers   4,865        63
 Johnson & Johnson              73,220     4,357
 Mallinckrodt Group              8,785       296
 Manor Care                      7,047       214
 Medtronic                      13,260       920
 Merck                         142,825     6,088
 National Medical Enterprises   21,860       347
 Pfizer                         37,460     3,212
 St Jude Medical                 5,300       229
 Schering Plough                22,040     1,639
 United States Surgical          6,500       148
 Upjohn                         19,750       706
 Warner Lambert                 15,210     1,190
                                        --------
                                          34,668
                                        --------
METAL & METAL INDUSTRIES -- 1.7%
 Alcan Aluminum                 25,552       680
 Aluminum of America            20,100       832
 Armco                          11,900        82
 Asarco                          4,765       126
 Barrick Gold                   39,900       995
 Bethlehem Steel                12,130       196
 Cyprus AMAX Minerals           10,502       298
 Echo Bay Mines                 12,700       132
 Engelhard                      10,845       321
 Homestake Mining               15,600       289
 Inco                           13,200       368
 Inland Steel Industries         4,665       128
 Newmont Mining                  9,701       415
 Nucor                           9,880       556
 Phelps Dodge                    8,030       457
 Placer Dome                    27,129       661
 Reynolds Metals                 6,835       337
 Santa Fe Pacific Gold          13,112       166
 USX-U.S. Steel Group            8,667       293
 Worthington Industries         10,322       205
                                        --------
                                           7,537
                                        --------
OIL & GAS -- 8.8%
 Amerada Hess                   10,630       525
 Amoco                          56,495     3,594
 Ashland                         6,825       243
 Atlantic Richfield             18,280     2,102
 Burlington Resources           14,700       599
 Chevron                        74,220     3,563
 Exxon                         141,495     9,445
 Helmerich & Payne               2,895        79
 Kerr McGee                      5,835       298

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Index Funds -- March 31, 1995

S&P 500 INDEX PORTFOLIO (CONTINUED)

--------------------------------------------------
                                         Market
                               Shares  Value (000)
--------------------------------------------------
 Louisiana Land & Exploration    3,740  $    140
 Mobil                          45,345     4,200
 Nicor                           6,000       150
 Occidental Petroleum           34,830       762
 Oryx Energy                    10,970       138
 Pennzoil                        5,165       245
 Phillips Petroleum             29,835     1,093
 Rowan*                          9,505        62
 Royal Dutch Petroleum          61,035     7,324
 Santa Fe Energy Resources      10,281        99
 Schlumberger                   27,765     1,655
 Sun                            12,170       347
 Texaco                         29,510     1,962
 Unocal                         27,490       790
 USX-Marathon Group             32,635       571
 Western Atlas*                  5,290       228
                                        --------
                                          40,214
                                        --------
PAPER & PAPER PRODUCTS -- 1.6%
 Alco Standard                   6,165       447
 Avery Dennison                  6,465       258
 Bemis                           5,790       170
 Boise Cascade                   4,331       151
 Champion International         10,600       458
 Federal Paper Board             4,865       139
 International Paper            14,170     1,065
 James River                     9,302       242
 Kimberly Clark                 18,360       955
 Mead                            6,760       363
 Owens Corning*                  4,865       175
 Potlatch                        3,270       138
 Scott Paper                     8,505       760
 Stone Container                10,316       236
 Temple-Inland                   6,390       287
 Union Camp                      7,955       413
 Westvaco                        7,660       318
 Weyerhaeuser                   23,370       909
                                        --------
                                           7,484
                                        --------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES --
  0.8%
 Eastman Kodak                  38,465     2,043
 Polaroid                        5,258       183
 Xerox                          11,825     1,388
                                        --------
                                           3,614
                                        --------
PRINTING & PUBLISHING -- 1.4%
 American Greetings              8,500       254
 Deluxe                          9,355       267
 Dow Jones                      11,300       428
 Gannett                        16,735       893

---------------------------------------------------
                                          Market
                                 Shares Value (000)
---------------------------------------------------
 John H Harland                   3,450  $     78
 Knight-Ridder                    6,235       352
 McGraw Hill                      5,635       404
 Meredith                         3,240        84
 Moore                           11,300       220
 New York Times, Cl A            12,230       283
 R R Donnelley & Sons            18,060       621
 Time Warner                     43,064     1,626
 Times Mirror                    14,565       280
 Tribune                          7,630       422
                                         --------
                                            6,212
                                         --------
PROFESSIONAL SERVICES -- 0.4%
 Dun & Bradstreet                19,332     1,017
 H & R Block                     12,070       524
 Ogden                            4,865        98
 Service International            9,622       269
                                         --------
                                            1,908
                                         --------
RECREATIONAL PRODUCTS & SERVICES --
  1.2%
 Bally Entertainment*             5,345        45
 Hasbro                          10,052       339
 Hilton Hotels                    5,440       403
 King World Productions*          4,262       168
 Mattel                          25,162       620
 Promus*                         11,685       438
 Walt Disney                     61,160     3,265
                                         --------
                                            5,278
                                         --------
RETAIL -- 6.1%
 Albertson's                     28,840       930
 American Stores                 16,260       417
 Bruno's                          8,800        79
 Charming Shoppes                11,670        66
 Circuit City Stores             10,900       287
 Dayton Hudson                    8,130       581
 Dillard Department Stores, Cl A 12,820       354
 Gap                             16,560       588
 Giant Food, Cl A                 6,860       164
 Great Atlantic & Pacific Tea     4,365        99
 Handleman                        3,782        41
 Harcourt General                 8,866       346
 Home Depot                      51,074     2,260
 J C Penney                      26,830     1,204
 K mart                          48,280       664
 Kroger*                         12,380       327
 Limited                         41,360       956
 Longs Drug Stores                2,395        79
 Lowe's                          17,760       613
 Luby's Cafeterias                2,955        63
 Marriott International          14,370       499

----------------------------------------------------
                                           Market
                                 Shares  Value (000)
----------------------------------------------------
 May Department Stores            28,362  $  1,049
 McDonald's                       80,600     2,750
 Melville                         11,970       446
 Mercantile Stores                 4,215       188
 Nordstrom                         9,330       380
 Pep Boys -- Manny Moe & Jack      6,950       215
 Price/Costco*                    24,758       365
 Rite Aid                         10,030       246
 Ryan's Family Steak Houses*       6,125        41
 Sears Roebuck                    40,025     2,136
 Shoney's*                         4,715        51
 TJX Companies                     8,410       110
 Toys R US*                       33,065       847
 Wal-Mart Stores                 261,720     6,676
 Walgreen                         14,070       677
 Wendy's International            11,675       191
 Winn Dixie Stores                 8,530       477
 Woolworth                        15,020       276
                                          --------
                                            27,738
                                          --------
TRANSPORTATION -- 1.2%
 Burlington Northern              10,130       601
 Conrail                           9,010       506
 Consolidated Freightways          4,115       110
 CSX                              11,959       942
 Norfolk Southern                 15,800     1,057
 Pittston Services Group           4,765       131
 Roadway Services                  4,465       215
 Ryder Systems                     8,830       212
 Santa Fe Pacific                  9,615       221
 Union Pacific                    23,340     1,283
 Yellow                            3,120        50
                                          --------
                                             5,328
                                          --------
UTILITIES, ELECTRIC, & GAS -- 4.2%
 American Electric Power          21,025       668
 Baltimore Gas & Electric         16,595       392
 Carolina Power & Light           18,300       496
 Central & South West             21,500       521
 Cinergy                          16,592       413
 Coastal                          11,902       342
 Columbia Gas System               5,715       169
 Consolidated Edison of New York  26,690       727
 Consolidated Natural Gas         10,630       411
 Detroit Edison Company           16,735       458
 Dominion Resources               19,175       690
 Duke Power                       23,350       899
 Eastern Enterprises               2,391        66
 Enron                            28,360       936
 Enserch                           7,535       112
 Entergy                          26,220       547
 FPL Group                        21,328       776
 General Public Utilities         13,000       379
 Houston Industries               14,870       567

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                      Shares/Face    Market
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
 Niagara Mohawk Power                                    16,265     $    224
 Noram Energy                                            13,925           75
 Northern States Power                                    7,560          333
 Ohio Edison                                             17,335          347
 Oneok                                                    3,000           57
 Pacific Enterprises                                      9,842          244
 Pacific Gas & Electric                                  48,645        1,210
 Pacificorp                                              32,200          624
 Panhandle Eastern                                       17,556          404
 Peco Energy                                             25,175          633
 Peoples Energy                                           3,940           99
 Public Service Enterprise Group                         27,883          763
 SCE                                                     51,040          798
 Sonat                                                    9,930          298
 Southern                                                73,826        1,503
 Texas Utilities                                         25,705          816
 Unicom                                                  24,395          579
 Union Electric                                          11,600          410
 Williams                                                11,830          362
                                                                    --------
                                                                      19,348
                                                                    --------
 Total Common Stocks
  (Cost $359,197)                                                    417,307
                                                                    --------
PREFERRED STOCKS -- 0.0%
AIRCRAFT -- 0.0%
 Teledyne, Ser E                                             63            1
                                                                    --------
 Total Preferred Stocks
  (Cost $1)                                                                1
                                                                    --------
U. S. TREASURY OBLIGATIONS -- 0.6%
U.S. TREASURY BILLS
 5.380%, 06/29/95                                        $1,200        1,183
 4.670%, 09/21/95                                         1,500        1,457
                                                                    --------
 Total U. S. Treasury Obligations
  (Cost $2,638)                                                        2,640
                                                                    --------
REPURCHASE AGREEMENT -- 8.0%
 JP Morgan
  6.20%, dated 03/31/95, matures 04/03/95, repurchase
  price $36,432,174 (collateralized by various FNMA
  obligations, total par value $255,783,000, interest
  rates .937% - 9.500%, maturity dates 01/25/19-
  04/01/29: FHLMC obligations total par value
  $250,687,000, interest rates 0.000% - 7.000%,
  maturity dates 10/15/08-02/15/24: total market
  value $37,154,000)                                     36,426       36,426
                                                                    --------
 Total Repurchase Agreement
  (Cost $36,426)                                                      36,426
                                                                    --------
 Total Investments (99.6%)
  (Cost $398,262)                                                    456,374
                                                                    --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Index Funds -- March 31, 1995


S&P 500 INDEX PORTFOLIO

-------------------------------------------------------------------------------
                                                                      Market
                                                                    Value (000)
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.4%
 Other Assets and Liabilities, Net                                   $  1,638
                                                                     --------
NET ASSETS:
 Portfolio shares (unlimited authorization -- no par value)
  based on 27,927,363 outstanding shares of beneficial interest       393,225
 Accumulated net realized gain on investments                           4,940
 Net unrealized appreciation on investments                            58,112
 Net unrealized appreciation on futures contracts                         522
 Undistributed net investment income                                    1,213
                                                                     --------
 Total Net Assets: 100.0%                                            $458,012
                                                                     ========
 Net Asset Value, Offering and Redemption Price Per Share            $  16.40
                                                                     ========

CL   Class
Ser  Series
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
* Denotes non-income producing security.



BOND INDEX PORTFOLIO

----------------------------------------------------------
                                     Face        Market
                                  Amount (000) Value (000)
----------------------------------------------------------
U. S. TREASURY OBLIGATIONS -- 41.6%
U.S. Treasury Bonds
 13.125%, 05/15/01                   $ 525        $ 681
 12.375%, 05/15/04                     230          307
 12.000%, 05/15/05                     300          399
 9.375%, 02/15/06                      800          924
 7.625%, 02/15/07                      350          354
 10.375%, 11/15/12                     800          986
 7.250%, 05/15/16                    1,425        1,379
 8.875%, 02/15/19                      340          388
 8.500%, 02/15/20                      650          716
 7.875%, 02/15/21                      680          702
 7.250%, 08/15/22                       50           48
 7.125%, 02/15/23                      885          844
U.S. Treasury Notes
 8.875%, 07/15/95                      425          428
 5.125%, 11/15/95                      375          372
 9.375%, 04/15/96                      600          617
 8.000%, 01/15/97                    1,500        1,531
 8.500%, 05/15/97                      663          684
 6.375%, 06/30/97                    1,000          990
 9.250%, 08/15/98                      690          736
 8.875%, 11/15/98                      520          550
 9.125%, 05/15/99                    1,765        1,895
 6.750%, 05/31/99                      400          396
 6.375%, 01/15/00                    1,000          972
 7.875%, 08/15/01                      585          607
 7.500%, 11/15/01                      500          509
 6.375%, 08/15/02                      550          524
 6.250%, 02/15/03                      475          447
                                                 ------
Total U. S. Treasury Obligations
 (Cost $19,246)                                  18,986
                                                 ------
U.S. GOVERNMENT AGENCY POOLED MORTGAGES --
  31.0%
FHLMC
 8.500%, 10/01/01                       27           27
 9.000%, 11/01/04                       50           51
 7.500%, 05/01/07                      180          178
 8.500%, 08/01/07                      157          161
 7.000%, 11/01/07                      162          157
 7.000%, 03/01/08                      409          397
 6.500%, 07/01/08                      243          230
 6.000%, 01/01/09                      163          152
 9.000%, 07/01/09                       31           32
 8.500%, 01/01/10                      131          131
 9.000%, 04/01/17                      133          136
 9.500%, 08/01/17                       89           92
 10.500%, 12/01/17                      46           49
 9.500%, 01/01/19                       54           56
 10.500%, 06/01/19                      24           26
 9.500%, 10/01/20                       64           67
 9.500%, 02/01/21                       40           42
 9.000%, 09/01/21                      182          187
 8.000%, 01/01/22                      200          198
 8.000%, 09/01/22                      298          295
 7.500%, 01/01/23                      218          211

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

-------------------------------------------
                      Face        Market
                   Amount (000) Value (000)
-------------------------------------------
 8.500%, 01/01/23      $ 75        $ 76
 7.500%, 05/01/23       225         218
 7.000%, 08/01/23       739         699
 7.000%, 05/01/24       243         229
FNMA
 9.000%, 10/01/06        53          55
 8.500%, 05/01/07        57          58
 7.500%, 06/01/07       170         168
 8.000%, 08/01/07       141         142
 7.500%, 01/01/08       175         174
 7.000%, 02/01/08       265         257
 7.000%, 04/01/08        81          79
 8.000%, 12/01/08       111         110
 6.000%, 12/25/08       419         389
 10.500%, 03/01/14       48          52
 9.500%, 12/01/17       420         438
 10.500%, 06/01/18      120         129
 8.000%, 02/01/19       138         136
 9.500%, 02/01/20       255         266
 9.500%, 07/01/20        37          39
 9.650%, 08/10/20       375         399
 9.500%, 02/01/21        18          19
 8.500%, 03/01/22       200         202
 8.000%, 06/01/22       320         317
 8.500%, 10/01/22       128         130
 7.500%, 01/01/23       332         321
 8.000%, 05/01/23       241         239
 7.000%, 06/01/23       456         429
 7.000%, 11/01/23       671         632
 6.000%, 12/25/23       197         174
 6.000%, 01/01/24       536         474
 8.000%, 01/01/24        68          67
GNMA
 8.000%, 10/15/07        58          57
 9.500%, 09/15/09        49          51
 11.500%, 04/15/15       74          82
 8.500%, 02/15/17       124         126
 9.000%, 02/15/17       163         168
 9.000%, 04/15/17       523         540
 8.500%, 05/15/17       178         180
 9.500%, 07/15/17        62          65
 9.750%, 10/15/17       122         129
 10.000%, 09/15/18      178         191
 10.000%, 06/15/19       96         103
 11.000%, 10/15/19       11          13
 9.000%, 11/15/19       387         400
 10.000%, 10/15/20       59          64
 10.000%, 02/20/21       43          45
 9.000%, 08/15/21        41          42
 8.500%, 11/15/21       106         107
 8.500%, 08/15/22       349         353
 8.500%, 11/15/22        62          63
 7.500%, 01/15/23       244         237
 7.000%, 05/15/23       489         458
 8.000%, 09/15/23       347         343
 7.000%, 11/15/23       394         368
                                   ----

-----------------------------------------------------------------------
                                                  Face        Market
                                               Amount (000) Value (000)
-----------------------------------------------------------------------
Total U.S. Government Agency Pooled Mortgages
 (Cost $14,797)                                               $14,177
                                                              -------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.6%
FHLB
 8.250%, 09/25/96                                  $355           361
 8.220%, 05/29/98                                   125           128
 5.440%, 10/15/03                                   150           131
FHLMC
 8.700%, 07/06/95                                   180           181
 7.900%, 09/19/01                                   250           256
FNMA
 9.200%, 01/10/96                                   275           280
 6.750%, 04/22/97                                   100            99
 8.200%, 03/10/98                                   225           231
 8.450%, 07/12/99                                   200           209
 9.050%, 04/10/00                                   200           215
 8.250%, 12/18/00                                    50            52
 7.500%, 02/11/02                                   100           100
 8.250%, 10/12/04                                   500           510
 Zero Coupon, 07/05/14                              415            88
 10.350%, 12/10/15                                  290           364
Resolution Funding
 8.875%, 04/15/30                                   230           262
                                                              -------
Total U.S. Government Agency Obligations
 (Cost $3,495)                                                  3,467
                                                              -------
CORPORATE OBLIGATIONS -- 15.5%
Alcan Aluminum
 9.400%, 06/01/95                                   195           196
Baltimore Gas and Electric
 7.250%, 07/01/02                                   200           196
Banc One
 7.250%, 08/01/02                                   200           194
BankAmerica
 6.000%, 07/15/97                                   500           485
BP America
 8.875%, 12/01/97                                   200           208
Cabot
 8.340%, 08/05/22                                   500           483
Campbell Soup
 8.875%, 05/01/21                                   300           327
Chase Manhattan
 8.500%, 03/01/96                                   200           202
Chemical Banking
 8.625%, 05/01/02                                   150           155
Commonwealth Edison
 6.500%, 04/15/00                                   250           236
Household Finance
 7.800%, 11/01/96                                   500           502
Integra Financial
 8.500%, 05/15/02                                   250           255
International Bank
 8.250%, 09/01/16                                   200           205

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
SEI Index Funds -- March 31, 1995

BOND INDEX PORTFOLIO (CONTINUED)

-----------------------------------------------------
                                Face        Market
                             Amount (000) Value (000)
-----------------------------------------------------
JP Morgan
 5.750%, 10/15/08                $200        $ 166
Landeskredit Bank
 7.875%, 04/15/04                 250          255
Manufacturers Hanover
 8.500%, 02/15/99                 200          205
Masco
 9.000%, 04/15/96                 100          102
New York Telephone
 8.625%, 11/15/10                 200          213
Occidental Petroleum
 11.750%, 03/15/11                200          217
R R Donnelley & Sons
 9.125%, 12/01/00                 239          260
Rockwell International
 6.750%, 09/15/02                 150          144
Tenneco
 9.875%, 02/01/01                 250          273
Texaco Capital
 9.000%, 12/15/99                 200          212
Tokyo Metropolis
 8.700%, 10/05/99                 125          131
Union Electric
 5.500%, 03/01/97                 345          336
Union Oil
 9.150%, 02/15/06                 350          374
Virginia Electric and Power
 7.250%, 03/01/97                 165          165
Whirlpool
 9.100%, 02/01/08                 250          273
Xerox
 9.200%, 07/15/99                 100          103
                                             -----
Total Corporate Obligations
 (Cost $7,215)                               7,073
                                             -----
YANKEE BONDS -- 1.1%
New Zealand Government
 8.250%, 09/25/96                 180          183
 9.125%, 09/25/16                 102          112
Republic of Ireland
 7.875%, 12/01/01                 200          202
                                             -----
Total Yankee Bonds
 (Cost $509)                                   497
                                             -----

------------------------------------------------------------------------------
                                                         Face        Market
                                                      Amount (000) Value (000)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
 Shearson
  5.89%, dated 03/31/95, matures 04/03/95, repurchase
  price $686,270 (collateralized by U.S. Treasury
  Bill, par value $749,481, 5.94%, matures 03/07/96:
  market value $706,536)                                  $686       $   686
                                                                     -------
Total Repurchase Agreement
 (Cost $686)                                                             686
                                                                     -------
Total Investments 98.3%
 (Cost $45,948)                                                       44,886
                                                                     -------
OTHER ASSETS AND LIABILITIES -- 1.7%
 Other Assets and Liabilities, Net                                       757
                                                                     -------
Total Other Assets and Liabilities                                       757
                                                                     -------
NET ASSETS:
 Portfolio shares (unlimited authorization -- no par
  value) based on 4,612,408 outstanding shares of
  beneficial interest                                                 47,499
 Accumulated net realized loss on investments                        ( 1,046)
 Net unrealized depreciation on investments                          ( 1,062)
 Undistributed net investment income                                     252
                                                                     -------
Total Net Assets: 100.0%                                             $45,643
                                                                     =======
Net Asset Value, Offering and Redemption Price Per
 Share                                                               $  9.90
                                                                     =======

FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   Government National Mortgage Association

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
--------------------------------------------------------------------------------
SEI Index Funds -- For the Year Ended March 31, 1995

                                                          --------- ---------
                                                           S&P 500    BOND
                                                            INDEX     INDEX
                                                          PORTFOLIO PORTFOLIO
                                                          --------- ---------
INVESTMENT INCOME:
 Dividends                                                 $11,492   $   --
 Interest                                                      967    3,343
                                                           -------   ------
 Total investment income                                    12,459    3,343
                                                           -------   ------
EXPENSES:
 Management fees                                               934      175
 Waiver of management fees                                    (404)     (50)
 Investment advisory fees                                      127       15
 Custodian/wire agent fees                                      75        9
 Trustee fees                                                   18        2
 Pricing fees                                                   18        2
 Professional fees                                              62        8
 Registration fees                                              34        4
 Distribution expense                                          135       15
 Administrative expense                                         62       10
                                                           -------   ------
 Total expenses                                              1,061      190
                                                           -------   ------
NET INVESTMENT INCOME                                       11,398    3,153
                                                           -------   ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) from securities sold              10,456    (990)
 Net realized gain on futures contracts                        783      --
                                                           -------   ------
 Net realized gain (loss) from security transactions        11,239     (990)
                                                           -------   ------
 Change in unrealized appreciation (depreciation) on
  investment securities                                     36,939     (261)
 Change in unrealized appreciation on futures contracts        993      --
                                                           -------   ------
  Net change in unrealized appreciation (depreciation) on
   investments                                              37,932     (261)
                                                           -------   ------
 Net realized and unrealized gain (loss) on investments     49,171   (1,251)
                                                           -------   ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $60,569   $1,902
                                                           =======   ======

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
--------------------------------------------------------------------------------
SEI Index Funds -- For the Years Ended March 31

                                        -------------------  -----------------
                                          S&P 500 INDEX         BOND INDEX
                                            PORTFOLIO           PORTFOLIO
                                        -------------------  -----------------
                                        4/1/94-    4/1/93-   4/1/94-  4/1/93-
                                        3/31/95    3/31/94   3/31/95  3/31/94
                                        --------  ---------  -------  --------
INVESTMENT ACTIVITIES:
 Net investment income                  $ 11,398  $  14,110  $ 3,153  $  3,306
 Net realized gain (loss) from security
  transactions                            11,239     17,772     (990)      488
 Excess of market value over book value
  of securities distributed upon
  redemption of shares                       --      75,524      --         --
 Net change in unrealized appreciation
  (depreciation) of investment
  securities                              37,932    (95,172)    (261)   (2,347)
                                        --------  ---------  -------  --------
 Net increase in net assets resulting
  from operations                         60,569     12,234    1,902     1,447
                                        --------  ---------  -------  --------
DISTRIBUTIONS:
 Net investment income                   (11,407)   (14,536)  (3,169)   (3,318)
 Net realized gain                       (12,233)   (17,207)     --         --
                                        --------  ---------  -------  --------
  Total distributions                    (23,640)   (31,743)  (3,169)   (3,318)
                                        --------  ---------  -------  --------
TRUST SHARE TRANSACTIONS:*
 Shares issued                           244,921    331,452   21,194    47,608
 Shares issued in lieu of cash
  distributions                           12,249     17,593      333       536
 Shares redeemed                        (260,734)  (580,373) (30,778)  (46,144)
                                        --------  ---------  -------  --------
 Net increase (decrease) from trust
  share transactions                      (3,564)  (231,328)  (9,251)    2,000
                                        --------  ---------  -------  --------
 Increase (decrease) in net assets        33,365   (250,837) (10,518)      129
                                        --------  ---------  -------  --------
NET ASSETS:
 Beginning of year                       424,647    675,484   56,161    56,032
                                        --------  ---------  -------  --------
 End of year (including undistributed
  net investment income of $1,213;
  $1,222; $252 and $268)                $458,012  $ 424,647  $45,643  $ 56,161
                                        ========  =========  =======  ========
* SHARES ISSUED AND REDEEMED:
 Shares issued                            15,806     20,849    2,169     4,525
 Shares issued in lieu of cash
  distributions                              810      1,116       34        51
 Shares redeemed                         (16,871)   (36,547)  (3,155)   (4,385)
                                        ========  =========  =======  ========


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SEI Index Funds -- For the Years Ended March 31


For a Share Outstanding Throughout each Year

                                                                                                              Ratio of Net
      Net Asset            Net Realized and  Dividends  Distributions                               Ratio of   Investment
        Value      Net        Unrealized      from Net      from      Net Asset         Net Assets  Expenses     Income
      Beginning Investment Gains or (Losses) Investment    Capital    Value-End Total     End of   to Average  to Average
       of Year  Income(1)    on Securities     Income       Gains      of Year  Return  Year (000) Net Assets  Net Assets
--------------------------------------------------------------------------------------------------------------------------
-------------------------
S & P 500 INDEX PORTFOLIO
-------------------------
1995   $15.07     $0.42         $ 1.79         $(0.42)     $(0.46)     $16.40   15.26%   $458,012    0.25%       2.69%
1994    15.80      0.43          (0.22)         (0.42)      (0.52)      15.07    1.19%    424,647    0.25%       2.57%
1993    14.17      0.40           1.69          (0.40)      (0.06)      15.80   14.97%    675,484    0.25%       2.75%
1992    13.43      0.40           1.01          (0.41)      (0.26)      14.17   10.71%    470,847    0.25%       2.99%
1991    12.45      0.43           1.24          (0.43)      (0.26)      13.43   14.18%    261,165    0.25%       3.56%

--------------------
BOND INDEX PORTFOLIO
--------------------
1995   $10.09     $0.63         $(0.20)        $(0.62)        --       $ 9.90    4.54%   $ 45,643    0.38%       6.33%
1994    10.43      0.56          (0.33)         (0.57)        --        10.09    2.10%     56,161    0.38%       5.35%
1993     9.87      0.66           0.56          (0.66)        --        10.43   12.73%     56,032    0.38%       6.49%
1992     9.73      0.73           0.15          (0.74)        --         9.87    9.48%     38,449    0.38%       7.45%
1991     9.46      0.80           0.28          (0.81)        --         9.73   11.92%     22,602    0.38%       8.52%

                             Ratio of Net
       Ratio of Expenses   Investment Income
          to Average          to Average      Portfolio
          Net Assets          Net Assets      Turnover
      (Excluding Waivers) (Excluding Waivers)   Rate
--------------------------------------------------------------------------------------------------------------------------
-------------------------
S & P 500 INDEX PORTFOLIO
-------------------------
1995         0.35%               2.59%            4%
1994         0.33%               2.49%           23%
1993         0.35%               2.65%            1%
1992         0.34%               2.90%            1%
1991         0.32%               3.49%           40%

--------------------
BOND INDEX PORTFOLIO
--------------------
1995         0.48%               6.23%           21%
1994         0.47%               5.26%           55%
1993         0.45%               6.42%          115%
1992         0.51%               7.32%           99%
1991         0.61%               8.29%           26%

(1) Had management fees not been waived, and certain other expenses not been absorbed by the Manager for the Portfolios, the net investment income per share would have been $.41, $.41, $.39, $.38 and $.42 for the S&P 500 In-dex Portfolio for the years ended 3/31/95 through 3/31/91, respectively and $.62, $.55, $.65, $.71, and $.78 for the Bond Index Portfolio for the periods ended 3/31/95 through 3/31/91, respectively.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
SEI Index Funds -- March 31, 1995

1. ORGANIZATION:
SEI Index Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated March 6, 1985. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end man-agement investment company with two portfolios; the S&P 500 Index Portfolio and the Bond Index Portfolio (the "Portfolios"). The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Portfolios.
  Security Valuation--Investments in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceed-ing sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost.
  Federal Income Taxes--It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code. Accordingly, no provisions for Federal income taxes are required in the accompanying financial statements.
  Security Transactions and Related Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using a method which approximates the effective interest method.
  Repurchase Agreements--Securities pledged as collateral for Repurchase Agree-ments are held by the custodian bank until the respective agreements mature. Provisions of the Repurchase Agreements and procedures adopted by the Manager and adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collat-eral by the Portfolios may be delayed or limited.
  Futures Contracts--The S&P 500 Index Portfolio invests in S&P 500 futures contracts. For each S&P 500 futures contract, the Portfolio pledges Treasury bills with the broker valued at approximately $7,500 per contract. Subsequent payments to and from the broker are made on a daily basis or upon expiration or closing of the position, as the value of the S&P 500 Index fluctuates. These fluctuations make the positions in the futures contracts more or less valuable, which results in gains or losses to the Portfolio. The S&P 500 Index Portfo-lio's investment in S&P 500 Index futures contracts is designed to assist the Portfolio in more closely approximating the performance of the S&P 500 Index. Risks of entering into S&P 500 Index futures contracts include the possibility that there may be an illiquid market and that a change in the value of the con-tract may not correlate with changes in the value of the underlying securities. Should the S&P 500 Index move unexpectedly , the Portfolio may not receive the anticipated benefits from the S&P 500 Index futures contracts and may realize a loss.
  Net Asset Value Per Share--The net asset value per share of each Portfolio is calculated on each business day. In general, it is computed by dividing the as-sets of each Portfolio, less its liabilities, by the number of outstanding shares of the Portfolio.
  Other--Distributions from net investment income for the Portfolios are paid to shareholders in

--------------------------------------------------------------------------------
the form of monthly dividends. Any net realized capital gains on sales of secu-rities are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

The Trust and SEI Financial Management Corporation (the "Manager") are parties to management agreements (the "Management Agreement") for the S&P 500 Index Portfolio and Bond Index Portfolio dated July 25, 1986 and January 20, 1986, respectively, under which the Manager provides management, administrative, transfer agent, and shareholder services to the Portfolios for an annual fee equal to .22% of the average daily net assets of the S&P 500 Index Portfolio and .35% of average daily net assets of the Bond Index Portfolio. The Manager has agreed to waive its fee so that the total annual expenses of each Portfolio will not exceed the lower of the maximum limitations established by certain states or voluntary expense limitations adopted by the Manager. In the event that the total annual expenses of a Portfolio, after reflecting a waiver of all fees by the Manager, exceed the specific limitation, the Manager has agreed to bear such excess.
  Certain officers and/or Trustees of the Trust are also officers and/or direc-tors of the Manager. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of offi-cers and affiliated Trustees is paid by the Manager.
  SEI Financial Services Company acts as the distributor (the "Distributor") of the shares of the Portfolios under a distribution plan which provides for the Trust to reimburse the Distributor for its distribution expenses. On an annual basis such expenses may not exceed .05% of the Portfolios' average daily net assets.

4. INVESTMENT ADVISORY AGREEMENT:

Under an investment advisory agreement (the "Advisory Agreement"), dated Janu-ary 31, 1995, World Asset Management serves as the Investment Adviser of the Portfolios and in this capacity monitors the indexing systems and determines which securities to purchase and sell in order to keep the S&P 500 Index Port-folio and the Bond Index Portfolio in balance with the S&P 500 Index and Lehman Aggregate Bond Index, respectively. For its services as Investment Adviser, World Asset Management receives a monthly fee at an annual rate of .03% of the average daily net assets of each of the Portfolios.
  Prior to January 31, 1995, Woodbridge Capital Management, Inc. acted as in-vestment administrator for the Trust. For its services Woodbridge was paid a monthly fee at an annual rate of .03% of the average daily net assets of the Portfolios. For the year ended March 31, 1995, World Asset Management and Woodbridge Capital Management, Inc. received $21,000, and $106,000, for the S&P 500 Index Portfolio and $2,000, and $13,000, for the Bond Index Portfolio, re-spectively.

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments, during the year ended March 31, 1995 were as follows:

              U.S.
           Government
           Securities All Other  Total
             (000)      (000)    (000)
           ---------- --------- -------
       S&P 500 INDEX PORTFOLIO
Purchases   $     0    $15,305  $15,305
Sales             0     67,505   67,505


         BOND INDEX PORTFOLIO
Purchases   $ 9,424    $   991  $10,415
Sales        14,089      5,366   19,455

  On March 31, 1995, the total cost of securities for Federal income tax pur-poses was not materially different from amounts reported for financial report-ing purposes. The aggregate gross unrealized appreciation and depreciation on securities at March 31, 1995, for each Portfolio is as follows:

                                                      Net
                                                   Unrealized
                         Appreciated Depreciated Appreciation/
                         Securities  Securities  (Depreciation)
                            (000)       (000)        (000)
                         ----------- ----------- --------------
S&P 500 Index Portfolio    $76,143     $17,509      $58,634
Bond Index Portfolio           318       1,380       (1,062)

--------------------------------------------------------------------------------
SEI Index Funds -- March 31, 1995

  The Bond Index Portfolio invests primarily in securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instru-mentalities. The ability of the issuers of the repurchase agreements and other bonds held by the Portfolio to meet their obligations may be affected by eco-nomic developments in a specific industry, state or region. The market value of the Portfolio's investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. The following is a summary of credit quality ratings for securities held by the Portfolio at March 31, 1995:

                                                                        % OF
                                                                      PORTFOLIO
                               MOODY'S                                  VALUE
                               -------                                ---------
U.S. Government Securities                                              81.60%
Repurchase Agreements                                                    1.52%
Other Bonds:
  Aaa................................................................    1.32%
  Aa.................................................................    3.11%
  A..................................................................    8.13%
  Baa................................................................    4.32%
                                                                       ------
                                                                       100.00%
                                                                       ======

  At March 31, 1995, the Bond Index Portfolio had a capital loss carryover of $1,046,000 which expires in 2003.

6. FUTURES CONTRACTS:

The S&P 500 Index Portfolio's investment in S&P 500 Index futures contracts is designed to assist the Portfolio in more closely approximating the performance of the S&P 500 Index. Risks of entering into S&P 500 Index futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Should the S&P 500 Index move unexpectedly, the Portfo-lio may not receive the anticipated benefits from the S&P 500 Index futures contracts and may realize a loss. At March 31, 1995, open S&P 500 Index futures contracts were as follows:

                                                                                       Unrealized
Number of          Trade                 Face                 Settlement               Gain/(Loss)
Contracts          Price                Amount                  Month                     (000)
---------         -------               -------               ----------               -----------
21                $494.85               $10,500               June 1995                   $100
20                 496.10                10,000               June 1995                     83
20                 496.00                10,000               June 1995                     84
15                 497.10                 7,500               June 1995                     55
10                 488.75                 5,000               June 1995                     77
9                  506.00                 4,500               June 1995                     (7)
9                  504.70                 4,500               June 1995                     (1)
8                  507.60                 4,000               June 1995                    (13)
5                  500.25                 2,500               June 1995                     10
5                  499.70                 2,500               June 1995                     12
5                  499.55                 2,500               June 1995                     12
5                  499.25                 2,500               June 1995                     13
5                  494.70                 2,500               June 1995                     23
4                  505.50                 2,000               June 1995                     (2)
4                  499.55                 2,000               June 1995                     10
4                  499.30                 2,000               June 1995                     10
4                  488.80                 2,000               June 1995                     31
2                  499.35                 1,000               June 1995                      5
2                  494.90                 1,000               June 1995                     10
2                  498.75                 1,000               June 1995                      6
1                  497.00                   500               June 1995                      4
                                                                                          ----
                                                                                          $522
                                                                                          ====

7. SHAREHOLDER VOTING RESULTS:

There was a special meeting of shareholders on March 8, 1995 for the Trust to approve the selection of World Asset Management as the investment adviser for the Trust and to approve the adoption of the Investment Advisory Agreement be-tween the Trust and World Asset Management. The following were the results of the vote (Unaudited):

                                                        S&P 500 INDEX BOND INDEX
                                                        ------------- ----------
For....................................................  17,506,853   3,550,698
Against................................................       5,419       9,196
Abstain................................................     688,350      21,230

  There were no broker non-votes for either Portfolio. There were no other pro-posals voted upon at such meeting.

20